UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INTERVEST BANCSHARES CORPORATION
(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

INTERVEST BANCSHARES CORPORATION

ONE ROCKEFELLER PLAZA (Suite 400)

New York, New York 10020-2002

TEL: (212) 218-2800 / FAX: (212) 218-2808

Notice of Annual Meeting of Stockholders

To be held on Thursday, May 23, 2013

To the Stockholders of Intervest Bancshares Corporation;

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Intervest Bancshares Corporation, a Delaware corporation, will be held on Thursday, May 23, 2013, at 8:30 a.m., New York time, at our offices located at One Rockefeller Plaza (Suite 400) New York, New York, 10020 for the following purposes:

1.	To elect eight directors, each to serve a one-year term;

2.	To elect two additional directors, contingent upon our redemption or purchase of our issued and outstanding Series A Fixed Rate Cumulative Perpetual Preferred Stock held by the U.S. Treasury;

3.	To hold an advisory vote on our executive compensation;

4.	To approve, on an advisory basis, the frequency of future advisory votes on our executive compensation;

5.	To approve our 2013 Equity Incentive Plan;

6.	To ratify the appointment of Hacker, Johnson & Smith, P.A., P.C., as our independent auditor for 2013; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The above matters are more fully described in the attached proxy statement.

Pursuant to our Bylaws, our Board of Directors has fixed the close of business on March 28, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of our common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Enclosed with this proxy statement is a full set of proxy materials, including a proxy card and our Annual Report to Stockholders on Form 10-K for the year ended December 31, 2012. In accordance with the Securities and Exchange Commission rules, the enclosed proxy materials and Form 10-K are also available for viewing on the Internet at http://www.intervestbancsharescorporation.com.

By Order of the Board of Directors,

/s/ Lowell S. Dansker
Lowell S. Dansker
Chairman of the Board

April 15, 2013

New York, New York

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

INTERVEST BANCSHARES CORPORATION

NASDAQ SYMBOL: IBCA

INTERVEST BANCSHARES CORPORATION

One Rockefeller Plaza (Suite 400)

New York, New York 10020-2002 (212) 218-2800

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

References in this proxy statement to “we,” “us,” “our” and “Company” refer to Intervest Bancshares Corporation, unless otherwise specified. References to “Intervest National Bank,” “Bank” or “subsidiary” refer to our wholly owned national bank subsidiary.

This proxy statement is being furnished to the stockholders of Intervest Bancshares Corporation as part of the solicitation of proxies by the Company’s Board of Directors from holders of the outstanding shares of the Company’s common stock for use at the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 23, 2013, at 8:30 a.m., New York time, at our offices located at One Rockefeller Plaza (Suite 400) New York, New York, 10020, and at any adjournments or postponements thereof. To obtain directions to be able to attend the Annual Meeting and vote in person, please contact our Corporate Secretary at 212-218-2800.

This proxy statement and the accompanying proxy card are being mailed to our stockholders commencing on or about April 15, 2013. Our Annual Report on Form 10-K for the year ended December 31, 2012, which includes our financial statements, is included with this mailing.

At the Annual Meeting, our common stockholders will be asked to (1) elect eight directors to the Company’s Board, each to serve a one-year term; (2) elect two additional directors, contingent upon our redemption or purchase of our issued and outstanding Series A Fixed Rate Cumulative Perpetual Preferred Stock held by the U.S. Treasury (the “TARP Securities”); (3) hold an advisory vote on our executive compensation; (4) approve, on an advisory basis, the frequency of future advisory votes on our executive compensation; (5) approve our 2013 Equity Incentive Plan; (6) ratify the appointment of Hacker, Johnson & Smith, P.A., P.C., as our independent auditor for 2013; and (7) transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2013

Copies of this proxy statement and our 2012 Annual Report on Form 10-K filed with the Securities and Exchange

Commission are available on our website at http://www.intervestbancsharescorporation.com.

Attendance at the Annual Meeting is limited to stockholders of record or their proxies, beneficial owners of our common stock having evidence of such ownership, and guests of the Company. If you choose to attend, please bring proof of identification. Even if you plan to attend, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Our Board of Directors has fixed the close of business on March 28, 2013 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. On the record date, the Company had 21,925,089 shares of common stock and 25,000 shares of preferred stock issued and outstanding. Holders of the preferred stock are not entitled to vote on any matters at the Annual Meeting.

A majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted as present for purposes of determining whether a quorum is present, but are not counted as votes cast at the meeting. Broker non-votes (described on the next page) are likewise counted as present for purposes of determining whether a quorum is present, but are not counted as votes cast at the Annual Meeting.

Only holders of record of shares of our common stock at the close of business on March 28, 2013 will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. These shares include shares that are: (1) held directly in your name as the shareholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name.

As summarized below, there are some distinctions between shares held of record and those owned beneficially. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services (“Computershare”), you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Computershare. As the shareholder of record, you have the right to grant your voting proxy directly to us, to a third person or to vote in person at the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from your broker or other nominee authorizing you to vote your shares at the Annual Meeting. Your broker or nominee has sent you instructions on how you can direct the broker or nominee to vote your shares.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes”. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote or votes cast on that proposal. Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. The only item to be voted on at the Annual Meeting that is considered a routine matter is the ratification of the appointment of our auditor for 2013. Brokers will not be permitted to vote uninstructed shares on any other matter at the Annual Meeting. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is not voting on non-routine matters. A broker non-vote occurs when a broker expressly instructs on a proxy card that the broker is not voting on a matter, whether routine or non-routine.

To vote your shares without attending the Annual Meeting, please indicate your vote on and sign,

date and return the enclosed proxy card in the enclosed postage-paid envelope.

By returning the enclosed proxy card, your shares will be represented whether or not you are able to attend the Annual Meeting. If the enclosed proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Our Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy card, our Chairman, Lowell S. Dansker, and our Corporate Secretary, Stephen A. Helman, or either of them, will vote the shares represented by such proxy upon such matters as determined by a majority of our Board of Directors or its Executive Committee. If approved by our stockholders, the effectiveness of Proposal Two (election of two additional directors) is contingent upon the consummation of our redemption or purchase of our TARP Securities before the Annual Meeting. The effectiveness of the remaining proposals is not contingent upon a redemption or purchase of our TARP Securities.

Stockholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Corporate Secretary, Intervest Bancshares Corporation, One Rockefeller Plaza (Suite 400), New York, New York 10020-2002, or by attending the Annual Meeting and voting in person. All valid, unrevoked proxies will be voted at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Our Board of Directors recommends that you vote your shares as follows:

“FOR” the election of the eight nominees for director;

“FOR” the contingent proposal to elect two additional nominees for director;

“FOR” the approval of our executive compensation as disclosed in this proxy statement;

“FOR” the frequency of every “ONE YEAR” on the proposal to approve the frequency of future advisory votes on our executive compensation;

“FOR” the approval of our 2013 Equity Incentive Plan; and

“FOR” the ratification of the appointment of our independent auditor for 2013.

Proposal One, Proposal Two and Proposal Four will be determined by plurality vote. This means that if a quorum is present, the eight director nominees for election (under Proposal One) and the two director nominees for election (under Proposal Two) who receive the highest number of votes actually cast by holders of our common stock will be elected as our directors. With respect to Proposal Four, the frequency receiving the highest number of votes actually cast by the holders of our common stock will be deemed to have been selected by our stockholders. As such, abstentions and broker non-votes will have no effect on the outcome of these proposals, other than reducing the number of votes a candidate or frequency receives. As discussed in greater detail below under “Proposal Two: Contingent Election of Additional Directors,” the effectiveness of Proposal Two is contingent upon our redemption or purchase of our TARP Securities before the date of the Annual Meeting.

The approval of the non-binding advisory vote on our executive compensation, approval of our 2013 Equity Incentive Plan and approval of the ratification of the appointment of our auditor for 2013 will require the affirmative vote of a majority of all votes actually cast at a meeting at which a quorum is present. Broker non-votes and abstentions will have no effect on these matters since they are not counted as votes cast at the meeting.

You may receive more than one set of proxy materials. For example, if you hold your shares in more than one brokerage account, you may receive a separate set of proxy materials for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one set of proxy materials. Please vote your shares for each set of proxy materials that you receive by following the instructions in the enclosed proxy card.

Computershare, the Company’s transfer agent, has been appointed to act as the inspector of election and will tabulate the votes. In the event Computershare is unable to do so, a representative of the Company’s legal counsel, Harris Beach PLLC, will act in this role.

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to the Company’s management.

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. We will publish final voting results on a Current Report on Form 8-K within four business days after the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the amount and nature of beneficial ownership of our common stock as of March 28, 2013 by (i) the stockholders we know to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our executive officers named in the Executive Summary Compensation Table included in this proxy statement and (iv) all of our directors and executive officers as a group. Beneficial ownership is determined under the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to the securities. Except as indicated in the footnotes to this table, the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned.

Name and Address of Beneficial Holder (1)	Shares (2)		% of Class (2)
More Than 5% Stockholders:
NFC Investments, LLC	1,759,484	(3)	8.02%
PL Capital Group	1,252,348	(4)	5.71%

Directors and Executive Officers:
John J. Arvonio,	51,370		0.23%
Chief Financial and Accounting Officer
Michael A. Callen,	135,441		0.62%
Director
C. Wayne Crowell,	15,000		0.07%
Director
Lowell S. Dansker,	1,443,700	(5)	6.57%
Chairman and Chief Executive Officer
Paul R. DeRosa,	142,200		0.65%
Director
Stephen A. Helman,	145,148		0.66%
Director, Vice President
Wayne F. Holly,	175,800	(6)	0.80%
Director
Susan Roth Katzke,	15,000		0.07%
Director
Keith A. Olsen,	191,600		0.87%
President, Intervest National Bank
Lawton Swan, III,	85,400		0.39%
Director
Robert W. Tonne,	19,900		0.09%
Chief Credit Officer, Intervest National Bank
Thomas E. Willett,	105,500		0.48%
Director
Wesley T. Wood,	162,300	(7)	0.74%
Director
All directors and executive officers as a group (13 persons)	2,688,359		12.15%

(1)	Address of NFC Investments, LLC is 5101 Wheelis Drive, Suite 207, Memphis, Tennessee 38117.

Address of PL Capital Group is 20 East Jefferson Avenue, Suite 22, Naperville, Illinois 60540.

(2)

Percentages have been computed based upon 21,925,089 shares of common stock outstanding as of March 28, 2013 (which includes 715,000 shares of issued and outstanding unvested restricted common stock), plus, for each person and the group, shares that person or the group has the right to acquire within 60 days of such date pursuant to the exercise of outstanding vested common stock options.

Shares that may be acquired pursuant to vested common stock options on or within 60 days of March 28, 2013 are as follows:

Mr. Arvonio: 11,370; Mr. Callen: 19,800; Mr. Crowell: None; Mr. Dansker: 37,200; Mr. DeRosa: 20,700; Mr. Helman: 21,540; Mr. Holly: 18,300; Mr. Olsen: 24,000; Ms. Katzke; None; Mr. Swan: 18,900; Mr. Tonne; 1,900, Mr. Willett: 18,000; Mr. Wood: 13,200; and by all directors and executive officers as a group: 204,910.

Unvested shares of restricted common stock deemed issued and outstanding as of March 28, 2013 and reported in the table above are as follows: Mr. Arvonio: 32,000; Mr. Callen: 25,000; Mr. Crowell: 10,000; Mr. Dansker: 300,000; Mr. DeRosa: 25,000; Mr. Helman: 45,000; Mr. Holly: 25,000; Ms. Katzke: 10,000; Mr. Olsen: 150,000; Mr. Swan: 25,000; Mr. Tonne; 18,000; Mr. Willett: 25,000; Mr. Wood: 25,000; and by all directors and executive officers as a group: 715,000. Holders of these shares possess all the rights of a holder of our common stock, including the right to receive dividends on and to vote the shares; provided, however, that prior to becoming vested and transferable, the certificates representing such shares are held by the Company for the benefit of the holder.

(3)	The information included herein is based on a Schedule 13F filed with the SEC on January 10, 2013.
(4)	The information included herein is based on a Schedule 13D/A filed with the SEC on February 12, 2013.
(5)

Includes 207,336 shares held by a family limited liability company as to which Mr. Dansker is a managing member, 17,332 shares held by his adult children and 5,200 shares held by his spouse. Mr. Dansker’s shares do not include 1,056,965 shares held by his mother, 330,570 shares held by his sister and 148,032 shares held by his nieces, the ownership of which is not attributable to him under applicable SEC rules.

(6)	Includes 500 shares held by minor children and 60,000 shares held by Sage Rutty & Company, Inc. Mr. Holly is Chairman and President of Sage Rutty & Company, Inc.
(7)	Includes 57,500 shares held by his spouse.

Proposal One: ELECTION OF DIRECTORS.

At the Annual Meeting, it is proposed that our common stockholders elect eight directors, each to serve until the next annual meeting or until a successor is elected and qualified. If no contrary specification is made, the persons named in the proxy card will vote “FOR” the election of the nominees named below. If any of the nominees should decline election or should by reason of unexpected occurrence not be able to serve, the persons named in the proxy card may exercise discretionary authority to vote for a substitute or substitutes. All of the nominees are presently serving as our directors.

The names of the nominees for directors and certain information about them follow below. In addition to the eight directors elected by our common stockholders, two other directors serve on our Board that have been appointed by the U.S. Treasury, as described in the section of this proxy statement entitled “Proposal Two: Contingent Election of Additional Directors”.

Michael A. Callen, age 72, has served as our director since May 1994. He is also a director of our subsidiary. Mr. Callen received a Bachelor of Arts degree from the University of Wisconsin in Economics and Russian. Since January 2011, Mr. Callen has served as Non-Executive Chairman of Ambac Financial Group Inc., a provider of financial guarantees and financial services. From November 2008 through January 2011, Mr. Callen served as Ambac’s Executive Chairman. From January through October 2008, he served as Chairman and Interim President and Chief Executive Officer of Ambac. He also served as the President of Avalon Argus Associates, LLC, a financial consulting firm from April 1996 until January 2008. Mr. Callen was Special Advisor to the National Commercial Bank located in Jeddah in the Kingdom of Saudi Arabia from April 1993 through April 1996. He was an independent consultant from January 1992 until June 1993, and an Adjunct Professor at Columbia University Business School during 1992. He was a director of Citicorp and Citibank and a Senior Executive for Citicorp from 1987 until January 1992. We believe Mr. Callen’s long and varied business career, including his substantial experience in the banking industry, well qualifies him for service on our Board.

Lowell S. Dansker, age 62, has served as our Chairman of the Board of Directors, Chief Executive Officer and Chairman of the Executive Committee since August 2006. He previously served as our President, Treasurer and member of the Executive Committee since incorporation in 1993, and as Vice Chairman of the Board from October 2003 to August 2006. Mr. Dansker is also Chairman, Chief Executive Officer and Chairman of the Executive and Loan Committees of our subsidiary. Mr. Dansker received a Bachelor of Science in Business Administration degree from Babson College and a law degree from the University of Akron School of Law and has been admitted to practice in New York, Ohio, Florida and the District of Columbia. We believe Mr. Dansker’s extensive experience in the banking industry, in operational, financial and executive roles, including almost 30 years of service in leadership positions within our Company, well qualifies him for service on our Board.

Paul R. DeRosa, age 71, has served as our director since February 2003. He is also a director of our subsidiary. Mr. DeRosa received a Bachelor of Arts degree in Economics from Hobart College and a Ph.D degree in Economics from Columbia University. Mr. DeRosa has been a principal of Mt. Lucas Management Corporation, an asset management firm, since 1998. From March 1988 to July 1995, Mr. DeRosa served as a co-founder of Eastbridge Capital Inc., a bond trading company and primary dealer in Treasury bonds, where he acted as a Managing Director. He became the CEO in 1995 and served in that capacity until he left for Mt. Lucas in 1998. Prior to that, Mr. DeRosa worked for Citibank N.A., and was responsible for developing Citibank’s business in financial derivatives and acted as the head of the bank’s proprietary bond trading in the early 1980’s. Mr. DeRosa has also served as a research economist at the Federal Reserve Bank of New York. We believe Mr. DeRosa’s extensive background in the investment community lends valuable expertise to our Board and contributes to the mix of experience and qualifications our Board seeks through his years of experience in the financial sector.

Stephen A. Helman, age 73, has served as our director since December 2003 and as our Vice President and Secretary since February 2006. He is also a director and Vice President of our subsidiary. Mr. Helman received a Bachelor of Arts degree from the University of Rochester and a law degree from Columbia University. Mr. Helman was a practicing attorney for more than 25 years when he joined us and his substantial experience in real estate law provides valuable expertise with respect to our commercial real estate lending activities, which we believe well qualifies him for service on our Board.

Wayne F. Holly, age 56, has served as our director since June 1999. He is also a director of our subsidiary. Mr. Holly received a Bachelor of Arts degree in Economics from Alfred University. Mr. Holly is Chairman and President of Sage, Rutty & Co., Inc., a diversified financial services firm that is a member of FINRA. Mr. Holly has been an officer and director of Sage Rutty & Co., Inc. since 1993. Mr. Holly successfully completed the Securities Industry Association Executive Education Program at the Wharton School of Finance. We believe through his extensive experience in the securities industry, Mr. Holly brings a special expertise to our Board.

Lawton Swan, III, age 69, has served as our director since February 2000. He is also a director of our subsidiary. Mr. Swan received a Bachelor of Science degree from Florida State University in Business Administration and Insurance. Mr. Swan is President and Chairman of the Board of Interisk Corporation, a consulting firm specializing in risk management and employee benefit plans, which he founded in 1977. Prior to that, Mr. Swan spent over 20 years in the insurance industry in a variety of underwriting, claims and administrative positions. Mr. Swan has also been Chairman and Board Member of The Chartered Property Casualty Underwriters Society, a community of credentialed property and casualty insurance professionals. His knowledge of the insurance industry is of particular value to our Company and our Board.

Thomas E. Willett, age 65, has served as our director since March 1999. He is also a director of our subsidiary. Mr. Willett received a Bachelor of Science degree from the United States Air Force Academy and a law degree from Cornell University School of Law. Mr. Willett has been a member of Harris Beach PLLC, a law firm in Rochester, New York, since 1986. Mr. Willett focuses his legal practice in the general corporate area, with an emphasis on securities law matters. Mr. Willett has practiced in the corporate and securities law area for over 30 years and we believe that his experience well qualifies him for service on our Board.

Wesley T. Wood, age 70, has served as our director since March 1994. He is also a director of our subsidiary. Mr. Wood received a Bachelor of Science degree from New York University School of Commerce. Mr. Wood is a Director and President of Marketing Capital Corporation, an international marketing consulting and investment firm which he founded in 1973. Mr. Wood was also an Advisory Board Member of The Center of Direct Marketing at New York University, a member of the Advisory Trustees at Fairfield University in Connecticut, and a Trustee of St. Dominics R.C. Church in Oyster Bay, New York. We believe that Mr. Wood’s long and successful business career well qualifies him for service on our Board. He has experience in Internet marketing that has proved valuable to our business.

The Board believes that each of our director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such director brings to our entire Board, with no single director, or particular factor, being indicative of the Board’s effectiveness. There are no family relationships between any director, executive officer or any person nominated or chosen by the Board of Directors to become a director or executive officer, and no arrangements or understandings between any director listed above and any other person pursuant to which such director was elected to our Board.

Our Board of Directors unanimously recommends a vote “FOR” the election by our common stockholders of the foregoing nominees for director.

Proposal Two: CONTINGENT ELECTION OF ADDITIONAL DIRECTORS.

U.S. Treasury’s Appointment of Directors

By way of background, in October 2008, the U.S. Treasury created a program under the Emergency Economic Stabilization Act of 2008 (“EESA”), whereby the Treasury made preferred stock investments in participating financial institutions pursuant to the Capital Purchase Program (or “CPP”). This program was designed to attract broad participation by healthy institutions to stabilize the financial system and increase lending for the benefit of the U.S. economy. In December 2008, the Company was accepted into the program and issued and sold to the Treasury 25,000 shares of its Series A Fixed Rate Cumulative Perpetual Preferred Stock, along with a ten year warrant to purchase 691,882 shares of the Company’s common stock at $5.42 per share. This transaction (which is detailed in note 10 to our consolidated financial statements included in our 2012 Annual Report on Form 10-K) is governed by the terms of the CPP. The preferred stock carries a 5% cumulative annual dividend (payable quarterly) through December 2013, and thereafter it increases to 9% per annum. Failure to pay a total of six preferred stock dividends, whether or not consecutive, gives the Treasury the right to appoint two directors to our Board of Directors.

As a result of being prohibited from paying dividends on our capital stock by our primary regulator, we have not made a preferred dividend payment to the Treasury since December 2009. During 2012, the Treasury appointed two directors to our Board, whose term of office will continue until all accrued and unpaid preferred dividends have been paid. Our common stockholders do not vote on the appointment of these directors.

Potential Redemption or Purchase of TARP Securities

As we have previously reported, the U.S. Treasury has determined to include our TARP Securities in one of a series of auctions as part of the Treasury’s ongoing efforts to wind down and recover its remaining CPP investments. We intend to participate as a bidder in the auction, and we have sought approval from the FRB to pay accrued but unpaid interest on the TARP Securities and to bid to purchase the TARP Securities (as well as approval from the OCC for the Bank to dividend a specified amount of funds to the Company in order to fund those payments). The Treasury’s right to appoint two directors to serve on our Board of Directors, described above, will cease upon our redemption or purchase of the TARP Securities. It is important to note that there are no assurances that our TARP Securities will be sold in any auction or that we will be the successful bidder in any such auction. If, however, we are the successful bidder in the auction, it is possible that our redemption or purchase of the TARP Securities may be consummated after the date of this proxy statement, but before the date of the Annual Meeting.

At its meeting on March 28, 2013, our Board of Directors approved a resolution expanding the size of the Board of Directors by two, conditioned on our redemption or purchase of the TARP Securities. If we redeem or otherwise purchase the TARP securities prior to the Annual Meeting, this expansion in the size of our Board of Directors will become effective, and two vacancies will exist at the time of the Annual Meeting. It is proposed that, at the Annual Meeting, our common stockholders elect two additional directors to fill the vacancies created by the expansion in the size of our Board of Directors. The independent members of our Board of Directors have approved the nomination of Susan Roth Katzke and C. Wayne Crowell as candidates for election. If no contrary specification is made, the persons named in the proxy card will vote “FOR” the election of Susan Roth Katzke and C. Wayne Crowell, currently serving as Treasury appointees to our Board of Directors as described above, to fill the two vacant seats. This proposed election of directors is to be effective only if our redemption or purchase of the TARP Securities is consummated prior to the Annual Meeting.

Certain information regarding these two directors follows.

Susan Roth Katzke, age 48, was appointed to our Board of Directors in March 2012. She also serves as a director of our subsidiary. Ms. Katzke received a Bachelor of Science degree, with honors, from the University of Pennsylvania and a Masters of Business Administration from the Harvard Graduate School of Business Administration. She is currently an Independent Strategy Consultant and serves on the Boards of several not-for-profit corporations. Prior thereto, since 1990, Ms Katzke was an Equity Research Analyst covering financial services companies including multinational banks and brokers, regional banks, specialty finance companies and advisory firms. Ms. Katzke retired from Credit Suisse in 2009 where she had served as a Managing Director since joining in 2000. Her significant experience in financial services, including extensive work with both public and private companies across the industry, well qualifies her for service on our Board.

C. Wayne Crowell, age 59, was appointed to our Board of Directors in October 2012. He also serves as a director of our subsidiary. Mr. Crowell received a Bachelor of Science degree from Florida State University in Accounting and Finance and is a graduate of the School of Banking of the South. He retired from the Office of the Comptroller of the Currency (the “OCC”) in 2009, after a 35 year career. Prior to his retirement, he was the Assistant Deputy Comptroller of the South Florida Office of the OCC. He is now the principal of CWC Consulting, LLC which provides regulatory consulting and loan review services to financial institutions. Mr. Crowell is also a Director of Banco do Brasil Americas and the Chairman of its Audit Committee since January 2012. We believe Mr. Crowell’s extensive experience with respect to financial institutions, both in a regulatory capacity and in the private sector, well qualifies him for service on our Board.

Our Board of Directors unanimously recommends a vote “FOR” the election by our common stockholders of the foregoing nominees for director.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Our goal is to maintain the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We periodically review our corporate governance policies and practices and compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We also monitor rules of the SEC, the Nasdaq Stock Market (“Nasdaq”) and other regulatory authorities, and we will amend our governance policies and procedures when required or when we otherwise deem it prudent to do so.

We have an Audit Committee and a Compensation Committee, both of which operate under charters adopted by our Board. Our Audit Committee has procedures in place for the submission of complaints or concerns regarding our financial statement disclosures and other matters. We also have a written code of business conduct and ethics that applies to all of our directors, officers and employees, and also have a written code of ethics that applies to our principal executive and principal financial and accounting officers. Copies of any of these documents are available and will be furnished upon written request and without charge to beneficial owners of our common stock by writing to: Intervest Bancshares Corporation, Attention: Secretary, One Rockefeller Plaza (Suite 400) New York, New York, 10020.

Board Leadership Structure and Risk Oversight

We have always operated using a board leadership structure under which our Chief Executive Officer also serves as the Chairman of our Board of Directors. Since our formation, we have had only two persons serve as chief executive officer, with our current Chairman and Chief Executive Officer, Mr. Lowell S. Dansker, serving since August 2006. Lowell Dansker is the son of Jerome Dansker, the founder of our Company and our previous Chairman.

In these roles, our Chairman has general charge, supervision and control of our business and affairs and is responsible generally for assuring that policy decisions of our Board are implemented as adopted. As part of his duties, he is also responsible for our overall strategic planning, direction and execution and for performing such other duties as the Board may from time to time assign. As the Chairman of the Board, Mr. Dansker also provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. Our Independent Directors, as identified later in this proxy statement, periodically review our leadership structure and believe, as a general matter, that this Board leadership structure has been appropriate for us, in that the combined role of Chairman of the Board and Chief Executive Officer has promoted unified leadership and direction for us, allowing for a single, clear focus for management to execute our strategy and business plan while contributing to an efficient and effective Board. The Board does not have a lead director as all of the Independent Directors have a strong knowledge of our Company’s operations and have held leadership positions in their respective fields of employment, both past and present. The Independent Directors meet in executive session at least twice per year in accordance with Nasdaq guidelines.

The Board’s role in the Company’s risk oversight process is to oversee and receive regular reports from members of senior management on areas of material risk to the Company, including operational, financial, credit, liquidity, legal, regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receive these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. The chairman of each committee also reports the committee’s findings to the full Board at each Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. The Board’s role in the Company’s risk oversight process has not directly impacted its leadership structure.

Director Nominations Process

Our Board does not have a standing nominating committee. The Board believes that our director nomination policy has worked and continues to work efficiently without the need for a separate nominating committee.

Candidates for director nomination for election by the holders of our common stock are reviewed by those directors who qualify as “independent” directors, as such term is defined in the Nasdaq rules. Our Independent Directors are identified below under “Affirmative Determinations Regarding Director Independence”.

Our Independent Directors will consider candidates recommended by our management and will also consider candidates recommended by any of our stockholders. There are no differences in the manner in which our Independent Directors would evaluate stockholder-recommended nominees, as compared with nominees obtained from other sources. Our Independent Directors develop the credentials and characteristics required of our Board of Directors and its Committees taking into account our business, operations, applicable legal and listing requirements, and other factors they consider relevant to operate efficiently. We do not have a policy for considering diversity in identifying director nominees. Our Independent Directors review available information concerning the candidates, including their qualifications for Board membership and other factors that the Independent Directors deem relevant. Our Independent Directors will then recommend nominees for election by our common stockholders to the full Board for the Board’s review and approval.

Any of our stockholders may nominate one or more persons for election by the holders of our common stock as a director at an annual meeting if the stockholder complies with the notice, information and consent provisions contained in our bylaws. In order for a director nomination to be timely, a stockholder’s notice to our Secretary must be delivered not less than 90 days nor more than 120 days in advance of the corresponding date of the proxy statement released to stockholders in connection with our prior year’s annual meeting of stockholders. In the event that we set an annual meeting date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, notice by the stockholder must be received no later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date was made, whichever occurs first.

To be in proper form, a notice must also contain information concerning the proposed nominee, including the person’s: name, age, business address, residence address, principal occupation; the beneficial ownership of our shares; and any other information that would be required to be filed in a proxy statement or other filings required to be made in connection with the solicitation of proxies. Pursuant to a written agreement with our primary regulator, we are required to give the Federal Reserve Board (the “FRB”) 30 days’ written notice before adding any member to our Board of Directors. The FRB has the power to disapprove prospective directors.

Affirmative Determinations Regarding Director Independence

The Board has conducted an annual review of director independence for all current nominees for election as directors and all continuing directors. During this review, the Board considered transactions and relationships during the prior year between each director or any member of his or her immediate family and the Company and its subsidiaries, affiliates and principal shareholders, including those discussed below under “Transactions with Related Persons.” The Board also examined transactions and relationships between directors or their affiliates and members of senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of this review, our Board of Directors has determined that each of the following directors is an “independent” director as such term is defined in Nasdaq Marketplace Rule 5605(a)(2): Michael A. Callen; C. Wayne Crowell, Paul R. DeRosa; Wayne F. Holly; Susan Roth Katzke, Lawton Swan, III; Thomas E. Willett; and Wesley T. Wood. In this proxy statement, these eight directors, together constituting a majority of our Board, may be referred to individually as an “Independent Director” and collectively as “Independent Directors.” A director is considered independent only if the director does not have, and generally has not had in the most recent three years, any material relationships with us or our subsidiaries, including any affiliation with our independent auditor.

Communications with the Board and Audit Committee

We have a procedure in place to facilitate communications to our Board by our stockholders. Under this process, our Secretary reviews all correspondence addressed to our Board or any individual member of the Board, and will forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or any of its Committees or that is otherwise determined to require the Board’s attention. This procedure also allows our Directors at any time to review a log of all correspondence received by us that are addressed to the Board or individual members of the Board and request copies of such correspondence.

Individuals may communicate with our Board by writing to Intervest Bancshares Corporation, Attention: Secretary, One Rockefeller Plaza (Suite 400) New York, New York 10020. Concerns related to our accounting, internal controls or auditing matters are immediately brought to the attention of our Audit Committee and are handled in accordance with procedures established by the Audit Committee. Individuals may also communicate with our Audit Committee by writing to: Chairman of Audit Committee, Michael A. Callen, 3690 Oakwood Drive, Park City, Utah 84060.

Meetings of the Board of Directors and Committees

Our Board of Directors as well as our subsidiary’s Board and various committees of those Boards meet throughout the year and also through telephone conference calls and other communications with the Chairman and other members of our management as needed. Our Board of Directors held 8 meetings in 2012. Our subsidiary’s Board of Directors held 13 meetings in 2012. The Independent Directors met at regularly scheduled executive sessions without our management. During the period that each director served as such, all of our directors attended at least 75% of the total meetings held during 2012 by the Board of Directors and by the Committees on which they served. We do not have a policy that requires members of the Board to attend our annual meeting of stockholders. All nine directors who were serving on our Board in May 2012 attended our 2012 Annual Meeting of Stockholders.

Committees of Our Board of Directors

Our Board of Directors has established an executive committee, an audit committee, a compensation committee, a risk committee and an investment committee, whose members are appointed by the Board. Each committee has a written charter which sets forth the committee’s purpose, membership criteria, powers and responsibilities. Each charter, where applicable, is intended to and we believe does comply with the requirements of Nasdaq and applicable SEC rules and regulations adopted under the Sarbanes-Oxley Act and the Dodd-Frank Act. Copies of the audit and compensation committee charters are available on our website at www.intervestbancsharescorporation.com and are available in print, at no cost, to any stockholder who requests a copy at the address listed on page 1 of this proxy statement.

Executive Committee. Members are Lowell S. Dansker, Chairman, Michael A. Callen and Stephen A. Helman. The executive committee acts for our Board of Directors between board meetings, except to the extent limited by our bylaws or Delaware law. In addition, our subsidiary’s Board of Directors also has a an executive committee that exercises all of the power of our subsidiary’s Board of Directors between their meetings. The members of that executive committee are Lowell S. Dansker, Chairman, Michael A. Callen and Wayne F. Holly. Neither of these committees held any meetings in 2012.

Audit Committee. Members are Michael A. Callen, Chairman, Paul R. DeRosa and Lawton Swan, III. The members of the Audit Committee are Independent Directors under applicable Nasdaq and SEC rules. The Audit Committee held 5 meetings in 2012. Our Board of Directors has determined that each member of our Audit Committee meets the independence requirements applicable to our Audit Committee as prescribed by Nasdaq and SEC rules. The Board further determined that Michael A. Callen and Paul R. DeRosa, members of our Audit Committee, are “Audit Committee Financial Experts,” as such term is defined in applicable SEC rules.

As set forth in more detail in its charter, the Audit Committee’s primary responsibilities fall into four broad categories: (1) monitoring the preparation of our quarterly and annual financial statements by our management, including providing direct communication between our Board of Directors and our internal and external auditors; (2) overseeing the relationship between us and our internal and external auditors, including recommending their appointment or removal, reviewing the scope of services provided by our external auditors and related fees, and determining whether the external auditor is independent; (3) overseeing the internal and external audit function; and (4) certain compliance oversight responsibilities, including monitoring the design and maintenance of our system of internal accounting and financial reporting controls as well as review and approval of any related party transactions. The Audit Committee’s activities during 2012 are described in the Report of the Audit Committee contained in this proxy statement.

Compensation Committee. Members are Wesley T. Wood, Chairman, Michael A. Callen and Paul R. DeRosa. All members are Independent Directors under Nasdaq rule 5605(a)(2). As set forth in more detail in its charter, the Compensation Committee is responsible for making recommendations to the full Board concerning our Director and executive officer compensation and for general oversight of the Company’s compensation and benefit programs. This committee held 2 meetings in 2012. The sections in this proxy statement entitled “Director Compensation” and “Executive Compensation - Compensation Discussion and Analysis” includes a description of our processes and procedures for the consideration and determination of our director and executive compensation, including a discussion of the roles of any executive officer or compensation consultant in determining and recommending the form or amount of compensation.

Risk Committee. Members are Lawton Swan, III, Chairman, and Keith A. Olsen. The committee is responsible for assessing the insurance risks associated with our business, loan portfolio and other risks associated with our operations. This committee held 9 meetings in 2012.

Investment Committee. Members are Paul R. DeRosa, Chairman, Michael A. Callen, Lowell S. Dansker, Wayne F. Holly and Keith A. Olsen. This committee’s primary purpose is to review our investment policies, strategies, transactions and performance. This committee held 3 meetings in 2012.

Other Committees. Our subsidiary’s Board of Directors has a Loan Committee, Compliance Committee and an Asset and Liability Management Committee, whose members are appointed by that board.

The Loan Committee (which met 42 times in 2012) consists of Lowell S. Dansker, Chairman, Paul R. DeRosa and Wesley T. Wood, and is responsible for the review and approval of loans made in conformity with our subsidiary’s board-approved loan policies.

The Compliance Committee (which met 12 times in 2012) consists of Thomas E. Willett, Chairman, Wayne F. Holly and Lawton Swan, III. This committee has been responsible for monitoring and coordinating compliance with an agreement between us and the Federal Reserve Bank of New York (the “FRB”), as well as a formal agreement between our subsidiary and the OCC, and to submit progress reports thereon to the FRB and the OCC. On March 21, 2013, we were notified by the OCC that our subsidiary’s formal agreement had been terminated.

The Asset and Liability Management Committee (which met 10 times in 2012) consists of Paul R. DeRosa, Chairman and Wayne F. Holly. This committee, along with members of our senior management, oversees our interest rate risk, liquidity and funds management.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee had any relationship with us or our subsidiary requiring disclosure under applicable SEC rules regarding Compensation Committee interlocks and insider participation in compensation decisions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference therein.

We, the Audit Committee of the Board of Directors of the Company, are directors who meet the Nasdaq standards for independence. Each of us also meets the SEC requirements for audit committee member independence and we operate under a written charter adopted by the Board of Directors. We met with the Company’s management periodically during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. We discussed these matters with the Company’s independent auditor, Hacker, Johnson & Smith, P.A., P.C., appropriate Company financial personnel and our subsidiary’s internal auditor, P&G Associates.

We discussed with the Company’s senior management and independent auditor the process used for certifications by the principal executive officer and principal financial officer, which are required for certain of the Company’s filings with the SEC. We met privately at various scheduled meetings with both the independent auditor and the internal auditor, as well as with the Company’s principal financial officer and legal counsel, each of whom has unrestricted access to us.

We reviewed with management and the independent auditor, the Company’s audited financial statements, and met separately with both management and the independent auditor to discuss and review those financial statements and reports prior to issuance. Management has represented and the independent auditor has confirmed to us that the financial statements were prepared in accordance with U.S. generally accepted accounting principles. Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent auditor audited the annual financial statements prepared by management and expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles. In addition, the independent auditor audited management’s assessment that the Company maintained effective internal control over financial reporting. The independent auditor discussed with us any issues they believed should be raised with us.

We, the Audit Committee, appointed Hacker, Johnson & Smith, P.A., P.C. as the independent auditor for the Company and its subsidiary for 2013 after reviewing the firm’s performance and independence from management. We received from the independent auditor the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) relating to that firm’s communications with us concerning independence from the Company, and discussed such independence with the independent auditor. We also discussed with the independent auditor the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. We monitored the auditor’s independence by reviewing audit and non-audit services performed by the independent auditor and by discussing with the independent auditor their independence.

The Audit Committee has reviewed and approved the amount of fees paid to the independent auditor for audit and tax preparation services. The Audit Committee concluded that the provision of services by the independent auditor is compatible with the maintenance of their independence. Relying on the reviews and discussions referred to above, we recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

Audit Committee: Michael A. Callen (Chairman), Paul R. DeRosa, Lawton Swan, III

DIRECTOR COMPENSATION

The Company uses both cash compensation and equity incentive awards to attract and retain qualified candidates to serve on its Board. Such compensation is evaluated and adjusted periodically by our Board based on the evaluation by and recommendation of its Compensation Committee. All non-employee directors are also entitled to reimbursement of reasonable out-of-pocket travel related expenses incurred in the performance of their duties as board and committee members. In setting our director compensation, the Compensation Committee considers the skill-level required by our directors and the increased demands since 2010 that have been placed and will continue to be placed on them in the future. All of our directors are also directors of our subsidiary. In 2012, only non-employee directors received fees for attending Board and Committee meetings.

Fees payable per meeting to our non-employee directors for 2012 are noted in the table that follows.

Non-employee members of the board (1)	$1,575
Non-employee chairman of all board committees (2)	$1,000
Non-employee members of all board committees (2)	$950

(1)	The same fee is also paid for each Board meeting of Interest National Bank attended by non-employee directors.
(2)	The Audit Committee chairman and the other members of the Audit Committee receive $3,500 and $1,875, respectively, per meeting attended. The Risk Committee chairman receives $2,500 per meeting attended.

The following table details the 2012 compensation of our non-employee directors.

Name of Director	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Michael A. Callen	$49,650	$116,000	$165,650
C. Wayne Crowell	3,150	—	3,150
Paul R. DeRosa	85,900	116,000	201,900
Wayne F. Holly	53,675	116,000	169,675
Susan Roth Katzke	20,475	—	20,475
Lawton Swan, III	73,200	116,000	189,200
Thomas E. Willett	51,300	116,000	167,300
Wesley T. Wood	71,825	116,000	187,825

	$409,175	$696,000	$1,105,175

(1)	Represents total fees paid for attending board and committee meetings as per the fee table above.
(2)	On January 19, 2012, 40,000 shares of restricted common stock were awarded to each non-employee director. The value of each award on the grant date, calculated in accordance with FASB ASC topic 718, was based on the closing price of our common stock of $2.90 per share. For additional information as to the assumptions made in valuation, see Note 13 to the consolidated financial statements included in our 2012 Annual Report on Form 10-K. Amounts shown in the table are based on the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that may be recognized by the directors.

The stock awards to our non-employee directors, including the number of shares and the one-year vesting, reflected the substantial additional commitments of time and effort required of the non-employee directors during 2011 and 2012.

On January 24, 2013, a restricted common stock award was made to our non-employee directors, which is not reflected in the preceding table. Each of the eight non-employee directors on that date received an award of 10,000 shares of restricted common stock, or a total award of 80,000 shares, and the grant date fair value for each award was $45,000, or a total fair value of $360,000. The awards vest in three equal installments as follows: one third on January 24, 2014, one third on January 24, 2015; and one third on January 24, 2016, subject to their continued service as a director of the Company, and subject to accelerated vesting upon the death or disability of the director or upon a change in control of the Company as defined in the award agreement. All of the aforementioned awards are subject to other terms and conditions of our 2006 Long Term Incentive Plan and to the terms of the director’s award agreement.

The table below summarizes restricted common stock awards outstanding at December 31, 2012 held by our non-employee directors. Mr. Crowell and Ms. Katzke did not hold any stock awards at that date.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested (2)
Michael A. Callen	Dec 9, 2010	15,000	$58,350
	Jan 19, 2012	40,000	155,600
Paul R. DeRosa	Dec 9, 2010	15,000	58,350
	Jan 19, 2012	40,000	155,600
Wayne F. Holly	Dec 9, 2010	15,000	58,350
	Jan 19, 2012	40,000	155,600
Lawton Swan, III	Dec 9, 2010	15,000	58,350
	Jan 19, 2012	40,000	155,600
Thomas E. Willett	Dec 9, 2010	15,000	58,350
	Jan 19, 2012	40,000	155,600
Wesley T. Wood	Dec 9, 2010	15,000	58,350
	Jan 19, 2012	40,000	155,600

		330,000	$1,283,700

(1)	Awards granted in 2010 vest on December 9, 2013 and awards granted in 2012 vest on January 19, 2013, provided the grantee is still serving as a member of our Board of Directors. Ownership may vest earlier upon the director’s death or disability or upon a change in control of the Company as defined in the director’s award agreement.
(2)	Market value was based on the closing market price of our common stock on December 31, 2012 of $3.89 per share.

The table below presents information regarding outstanding and unexercised option awards held by each of our non-employee directors at December 31, 2012. Mr. Crowell and Ms. Katzke did not hold any option awards at that date. At December 31, 2012, all options in the table held had no intrinsic value, since the exercise price of each option was above the stock price of our common stock on that date.

Name	Grant Date	Options Exercisable	Options Not Exercisable	Option Exercise Price	Option Expiration Date
Michael A. Callen	Dec 13, 2007	6,600	—	$17.10	Dec 13, 2017
	Dec 11, 2008	6,600	—	$7.50	Dec 11, 2018
	Dec 10, 2009	6,600	—	$4.02	Dec 10, 2019

Paul R. DeRosa	Dec 13, 2007	6,900	—	$17.10	Dec 13, 2017
	Dec 11, 2008	6,900	—	$7.50	Dec 11, 2018
	Dec 10, 2009	6,900	—	$4.02	Dec 10, 2019

Wayne F. Holly	Dec 13, 2007	6,000	—	$17.10	Dec 13, 2017
	Dec 11, 2008	6,000	—	$7.50	Dec 11, 2018
	Dec 10, 2009	6,300	—	$4.02	Dec 10, 2019

Lawton Swan, III	Dec 13, 2007	6,300	—	$17.10	Dec 13, 2017
	Dec 11, 2008	6,300	—	$7.50	Dec 11, 2018
	Dec 10, 2009	6,300	—	$4.02	Dec 10, 2019

Thomas E. Willett	Dec 13, 2007	6,000	—	$17.10	Dec 13, 2017
	Dec 11, 2008	6,000	—	$7.50	Dec 11, 2018
	Dec 10, 2009	6,000	—	$4.02	Dec 10, 2019

Wesley T. Wood	Dec 13, 2007	6,600	—	$17.10	Dec 13, 2017
	Dec 11, 2008	6,600	—	$7.50	Dec 11, 2018
	Dec 10, 2009	6,600	—	$4.02	Dec 10, 2019

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction. We welcome the opportunity to share this Compensation Discussion and Analysis with our stockholders. We understand that investors have a strong interest in executive compensation, with a specific focus on our Named Executive Officers (or “NEOs”), comprised of our CEO, CFO, and our three other most-highly compensated officers, all of whom are identified in the “Executive Summary Compensation Table” that follows this discussion. Information concerning the principal occupation and business experience during at least the last five years of our NEOs can be found in the section regarding the election of directors in this proxy statement for Mr. Dansker and Mr. Helman, and under the caption “Executive Officers and Other Significant Employees” in our 2012 Annual Report on Form 10-K for Mr. Arvonio, Mr. Olsen and Mr. Tonne.

Our executive compensation programs have remained substantially the same for several years. We believe that they are effectively designed and working well in alignment with the interests of our stockholders and are consistent with our business strategy. In determining our executive compensation, the Compensation Committee takes into consideration the results of prior voting by our stockholders on the advisory vote on our executive compensation. Acknowledging the strong support our executive compensation has received from our stockholders in advisory votes conducted to date, the Compensation Committee continues to apply the same effective principles and philosophy it has used in previous years in determining executive compensation, and will continue to consider stockholder concerns and feedback in the future.

The remainder of this section discusses: our compensation process and Compensation Committee procedures; our objectives and elements of our executive compensation; our recent decisions regarding compensation; and recent legislation and regulations related to executive compensation.

Oversight. The Compensation Committee of our Board of Directors operates under a written charter adopted by the Board of Directors and oversees the compensation paid to our executive officers. Among its responsibilities, the Compensation Committee reviews the performance of our Chairman and Chief Executive Officer and our other executive officers, as well as the executive officers of our subsidiary, and makes recommendations to our Board concerning the compensation levels of those officers. The Compensation Committee is comprised of independent, non-employee members of the Board.

Recent Legislation. New Nasdaq corporate governance rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act, which will take effect in 2014, require reporting companies to have a standing compensation committee comprised of at least two members, each of whom must be “independent” (as defined in Rule 5605(a)(2)) and must meet the new, enhanced independence criteria described below. The rules prohibit a compensation committee member from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries. This is the same standard that applies to our Audit Committee. “Compensatory fees” would not include fees received for board or committee service, or the receipt of fixed amounts under a retirement plan, including deferred compensation, for prior service with the company (as long as the compensation is not in any way contingent on continued service). In addition, the Board must consider whether a compensation committee member is “affiliated” with the Company, a subsidiary, or an affiliate of a subsidiary, to determine whether any such affiliation would impair the member’s independent judgment. Ownership of a significant amount of the Company’s stock would not, by itself, preclude a finding that the individual may serve on the compensation committee.

Under the new rules, the Compensation Committee must review and reassess the adequacy of its charter on an annual basis. The charter must specify: (1) the scope of the committee’s responsibilities and how it carries out those responsibilities, including structure, processes and membership requirements; (2) the committee’s responsibility for determining, or recommending to the board for determination, the compensation of the company’s CEO and other executive officers; (3) that the CEO may not be present during voting or deliberations by the committee on his or her compensation; (4) and the committee’s responsibilities and authority set forth in Rule 10C-1 relating to: (a) retaining compensation advisers; (b) appointing, compensating, and overseeing compensation advisers; (c) considering the requisite independence factors before selecting compensation advisers; and (d) receiving funding from the company to engage compensation advisers.

Before selecting a compensation adviser, other than in-house legal counsel or advisers whose role is limited to consulting on certain broad based plans or providing non-customized data for which no disclosure would be required under Regulation S-K Item 407(e)(3)(iii), a listed company’s compensation committee must consider the six independence factors specified in Rule 10C-1. Nasdaq did not adopt any specific additional factors or bright-line standards relating to the factors listed in Rule 10C-1. After considering these independence factors, the compensation committee may retain any compensation adviser of its choosing, even one that is not independent.

The SEC has indicated that it expects compensation committees to conduct this independence assessment at least annually. The new rules do not require a compensation committee to follow the advice of compensation advisers or otherwise affect the committee’s ability to exercise its independent judgment. Our Compensation Committee charter has been updated to be in compliance with these new governance rules.

Objectives of Executive Compensation. The objectives of our executive compensation program are to attract, motivate and retain highly talented individuals and to encourage a focus on longer-term company-wide success. The Compensation Committee periodically reviews the competitiveness of our executive compensation in order to evaluate whether it is achieving the desired goals and objectives. Our executive compensation program is principally designed to give executives incentives to focus on and achieve our business objectives. Key elements of our executive compensation program have historically been comprised of competitive base salaries, annual cash bonuses and, from time to time, equity based awards. We believe that our executive compensation policies and practices, as well as those applicable to our directors and all of our other employees, do not create incentives that will pose substantial risk to our Company or to the management of that risk.

Competitive Factors. In determining the compensation levels of our executive officers, the Compensation Committee takes into account competitive market data from the banking industry as a whole and focuses on institutions of a size similar to us. Although the Compensation Committee has not historically established specific targets in relation to peer group compensation, it has taken into account the total compensation paid to executive officers by our competitors. Information regarding pay practices at other companies in the financial sector is useful because we recognize that our compensation must be competitive in the marketplace and it also assists us in assessing the overall reasonableness of our compensation.

Elements of Compensation. Our executive compensation over the last three years has consisted of three components: base salary; equity based incentives; and other employee benefits. As discussed later in this section, legislative restrictions applicable to us have prohibited the payment of cash bonuses to our NEOs since December 2008.

Base salary is designed to provide competitive levels of compensation based upon the responsibilities assigned to our executive officers and taking into account their experience and qualifications. We have established base salaries at levels we consider appropriate to recruit and retain executives and which we believe are competitive with those paid by similar institutions. Our Compensation Committee reviews base salaries on an annual basis to take into account changes in responsibilities and the individual performance of our executives. Compensation decisions are made by the Compensation Committee on a subjective basis, based on the Committee’s assessment of each individual’s level of duties and responsibilities. Our Board of Directors also conducts an annual performance evaluation of each of our executive officers, including the NEOs, but this evaluation is for the Board’s use in providing feedback and constructive criticism to executives and is not necessarily used by the Compensation Committee in determining the executives’ compensation. The Compensation Committee does not rely on specific performance criteria in making its compensation decisions.

We have our 2006 Long Term Incentive Plan in place which has allowed our Compensation Committee to make various awards from time to time, including equity incentives in the form of options to purchase our common stock or grants of restricted shares of our common stock, to all of our full time employees, including our executive officers and directors, as selected by the Compensation Committee to receive such awards. We believe that this plan has helped us attract and retain employees by providing us with the flexibility to award incentives to achieve our longer-range goals. We also believe that these awards align the employees’ interests with those of our stockholders through long-term ownership of our stock. The awards normally constitute longer-term, variable compensation, which we believe will reward effective long-term management decision-making.

Awards of restricted stock are subject to a risk of forfeiture and normally vest over a period of time, serving as an incentive to the award recipient to continue employment and be productive. The Compensation Committee has not set minimum stock ownership levels for any executive officer and it does not coordinate the timing of equity awards with the release of material non-public information.

We also provide various benefits to all of our eligible employees, including our executive officers, which include group life insurance, health insurance and a 401(k) Plan. The 401(k) Plan is a tax-qualified profit sharing plan qualified under the Internal Revenue Code, and eligible employees meeting certain length of service requirements may make tax deferred contributions subject to certain limitations. We make discretionary matching contributions of up to 4% of employee compensation, which vest to the employee over a five-year period.

Perquisites and other benefits have not represented a significant part of total compensation for any of our executive officers, and are usually made available to a limited number of executive officers. The primary perquisite is the expense reimbursement allowance granted to our Chairman, which is presently in the amount of $1,098 per month and was established as a reasonable estimation of normal recurring expenses likely to be incurred by him in performing his duties. He is also entitled to the unlimited use of a car at our expense.

Post-Termination Compensation. We currently do not offer pension or post-employment benefits to our employees, except with respect to our Chairman who has contractual entitlements under an employment agreement with us. The agreement, which provides him with certain severance, disability and death benefits, is described in greater detail under the caption “Employment Agreements” in this proxy statement.

Role of Executive Officers in Compensation Decisions. The Compensation Committee makes all final recommendations to our Board of Directors for the compensation paid to our Chairman and to our other executive officers. Our Chairman, Mr. Dansker, annually reviews the performance of the Company’s executive officers (other than himself) and presents his conclusions and recommendations to the Compensation Committee, which may exercise its discretion in modifying, accepting or rejecting such recommendations. Mr. Dansker may attend Compensation Committee meetings (in person or by phone) if invited to do so by the Compensation Committee. He does not attend meetings that discuss his compensation. The Compensation Committee has authority to exercise its discretion in modifying any such recommendations made by our Chairman.

Changes in Executive Compensation. The Compensation Committee continually evaluates our executive compensation programs and makes adjustments as needed to ensure that the programs are consistent with our compensation philosophy and fairly reflect individual performance and the overall performance of our Company. From time to time, it may engage a consultant to undertake a comprehensive review of the Company’s compensation programs and policies.

In December 2012, the Compensation Committee retained Comp-unications, Inc., a compensation consulting firm, to provide advice and guidance concerning the competitive market value of specified executive positions and to provide advice concerning potential equity awards to executive officers and others. The consultants were asked to provide guidance concerning the compensation paid to similarly situated executives in the financial services industry. Based on a review of a variety of published data, including the proxy statements of peer organizations selected by the consultant, the consultants furnished the Committee information concerning the competitive ranges of base and total compensation for each of the selected positions and the Committee considered that information in formulating its recommendations to the Board related to base salary adjustments and incentive awards made in January 2013. Comp-unications, Inc. provides no other services to our Company. The Compensation Committee also has reviewed the independence of this consultant in light of the recently adopted SEC rules and Nasdaq listing standards regarding compensation consultants, discussed above, and has concluded that this consultant is independent and that its work for the Compensation Committee did not raise any conflict of interest.

Tax Considerations. It has been the Compensation Committee’s intent that all compensation payments be tax deductible to the Company, unless such deductibility would undermine our ability to meet our objectives. In that regard, the Compensation Committee considers the impact of Section 162(m) of the Internal Revenue Code as amended. Section 162(m) does not permit publicly held companies to deduct compensation paid to the Chief Executive Officer and the three other most highly compensated NEOs employed at the end of the year (other than the Chief Financial Officer) to the extent that the amount of the compensation payable to the covered employee for the taxable year exceeds $1 million. Compensation payable under a performance-based compensation plan that is approved by stockholders at least once every five years is not subject to this deduction limitation, so long as the plan complies with the other requirements of Section 162(m). Since we have participated in the CPP, Section 162(m) prohibits those participating institutions from deducting compensation paid to each NEO that is in excess of $500,000 (as opposed to the $1 million limit for non-participating institutions). Furthermore, performance-based compensation and commissions are not excluded from this ceiling and are included in the calculation of the $500,000 threshold.

We believe that all of the compensation paid to our executive officers in 2012, except for that paid to our Chairman, qualified for a tax deduction in computing our taxable income. With respect to our Chairman, the portion of his compensation in excess of $500,000 did not qualify for a deduction and the Company’s provision for income tax expense has been computed accordingly. To date, the compensation deductibility limit arising from our participation in the CPP has increased the overall after-tax cost of our executive compensation with respect to our Chairman only. We will remain subject to the heightened executive compensation restrictions described above for as long as we are a participant in the CPP. For 2013, in addition to Mr. Dansker’s salary, the full tax deductibility of Mr. Keith Olsen’s 2013 compensation will also be limited based on his new annual salary effective January 1, 2013, which is discussed under the caption “Employment Agreements” in this proxy statement. If we redeem or otherwise purchase the TARP Securities or our TARP Securities are purchased by a third party, our executive compensation will once again be subject to the $1 million threshold described above.

Effects of Legislation and Regulation on Our Executive Compensation. As described earlier in this proxy statement, we are currently a participant in the CPP. As a result, we are, for as long as the Treasury holds any of our securities, subject to certain executive compensation requirements under EESA, Treasury Department regulations and the contract pursuant to which we sold our preferred stock. Those requirements apply to what the Treasury refers to as our Senior Executive Officers (SEOs), which are the individuals identified as NEOs in our Executive Summary Compensation Table in this proxy statement. In February 2009, Congress enacted the American Reinvestment and Recovery Act of 2009 (“ARRA”), amending EESA by imposing further restrictions on executive compensation and adding new corporate governance requirements. If we redeem or otherwise purchase our TARP Securities or our TARP Securities are purchased by a third party, we will no longer be subject to the requirements of EESA.

We believe we have fully complied with the requirements of EESA, as amended by ARRA. Those requirements are as follows:

•

Prohibition on Certain Types of Compensation. EESA prohibits us from providing incentive compensation arrangements that encourage our SEOs to take unnecessary and excessive risks that threaten the value of our financial institution. It also prohibits us from implementing any compensation plan that would encourage manipulation of our reported earnings in order to enhance the compensation of any of our employees. We are in compliance with this requirement.

•

Risk Review. EESA requires our Compensation Committee to meet with our senior officers at least semiannually to discuss and evaluate employee compensation plans in light of an assessment of any risk to us posed by such plans. The review is intended to better inform the Committee of the risks posed by the plans and ways to limit such risks. The Committee has performed this review and its conclusions are included in its report which appears at the end of this section. The Committee’s report includes its certifications that our compensation plans do not encourage our SEOs to take unnecessary and excessive risks that threaten the value of our company, and that the plans do not encourage manipulation of our reported earnings in order to enhance the compensation of any of our employees.

•

Bonus Prohibition. EESA prohibits the payment or accrual of any “bonus, retention award, or incentive compensation” to our five SEOs. The prohibition includes several limited exceptions, including payments under enforceable agreements that were in existence as of February 11, 2009 and limited amounts of “long-term restricted stock” as discussed below. We have performed a review of our compensation arrangements and are in compliance with these requirements.

•

Limited Amount of Long Term Restricted Stock Excluded from Bonus Prohibition. EESA permits us to pay a limited amount of “long-term” restricted stock. The amount is limited to one-third of the total annual compensation of the employee. EESA requires such stock to have a minimum 2-year vesting requirement and be subject to transfer restrictions that lapse in 25% increments as the CPP-related obligation is repaid. We have awarded such stock and are in compliance with the requirements.

•

Golden Parachutes. EESA prohibits any severance payment to a senior executive officer or any of the next five most highly-compensated employees upon termination of employment for any reason. EESA provides an exception for amounts that were earned or accrued prior to termination, such as normal retirement benefits. We have no such arrangements and are in compliance with the requirements.

•

Clawback. EESA requires us to recover any bonus or other incentive payment paid to a SEO on the basis of materially inaccurate financial or other performance criteria. This requirement applies to the five SEOs and the next 20 most highly compensated employees. We have instituted such a policy.

•

Limit on Tax Deduction. We contractually agreed to abide by a provision of EESA and Treasury Department regulations which limits our tax deduction for compensation paid to any SEO to $500,000 annually. We are in compliance with and have discussed the effect of this provision in greater detail above under the heading “Tax Considerations.”

•

Shareholder “Say-on-Pay” Vote Required. EESA requires us to include annually a non-binding stockholder advisory vote concerning the compensation of our executives as disclosed in this proxy statement. We have included such a say-on-pay proposal in this proxy statement. Even if we redeem or otherwise purchase the TARP Securities and are no longer subject to EESA, we will continue to provide our stockholders with the opportunity to cast an advisory vote on the compensation paid to our NEOs in accordance with applicable SEC rules. The frequency of this vote will be determined by our Board of Directors after taking into consideration various factors including, with limitation, the results of any advisory vote cast by our stockholders such as the vote that is the subject of Proposal Four included in this proxy statement.

•

Policy on Luxury Expenditures. As required by EESA, we have a company-wide policy regarding excessive or luxury expenditures, including excessive expenditures on entertainment or events, office and facility renovations, aviation or other transportation services. This policy has been filed with the Treasury and is also available for viewing at www.intervestbancsharescorporation.com.

•

Reporting and Certification. EESA requires our CEO and CFO to provide a written certification of compliance with the executive compensation restrictions in EESA in our annual report. These certifications are included in our Annual Reports on Form 10-K as Exhibits 99.1 and 99.2. EESA also requires certain disclosures and certifications by the Compensation Committee, which it makes in its report provided at the end of this section.

The FDIC, FRB and the OCC also have guidance designed to ensure that incentive compensation policies do not undermine the safety and soundness of banking organizations by encouraging employees to take imprudent risks. The guidance includes three principles: 1) incentive compensation arrangements should balance risk and financial results in a manner that does not provide employees incentives to take excessive risks on behalf of the banking organization; 2) a banking organization’s risk-management processes and internal controls should reinforce and support the development and maintenance of balanced incentive compensation arrangements; and 3) banking organizations should have strong and effective corporate governance to help ensure sound compensation practices. The guidance applies to us under the FRB’s power to regulate the safety and soundness of all financial institutions. Much of this guidance is very similar to our requirements under EESA and we believe we are in compliance with this guidance.

Summary. The Compensation Committee reviewed the components of our executive officers’ compensation for 2012, including the compensation of our Chairman. The Committee determined that each executive continued to demonstrate exceptional management skills and a dedicated work ethic. Despite a continued weak economy and increased regulatory burden, our results of operations for 2012 also continued to show improvement, as we reported net earnings available to common stockholders of $10.4 million, or $0.48 per diluted common share, compared to $9.5 million, or $0.45 per diluted common share, in 2011. The results and per share amounts reported for both periods were net of approximately $1.8 million of preferred dividend requirements related to our preferred stock held by the Treasury. In 2012, we also continued to reduce our problem assets and increase our regulatory capital levels as discussed in greater detail in our Annual Report on Form 10-K for 2012.

The Compensation Committee noted our executive management’s progress in achieving improved financial results, increasing capital, reducing problem assets, and maintaining liquidity, while controlling expenses and focusing on credit and regulatory risk management, and working towards achieving full compliance with directives from our regulators.

In evaluating our executive officers’ individual performance, the Compensation Committee considered the Company’s performance as described above and then made a subjective assessment of how each individual performed in view of the level of his duties and responsibilities. There were no fixed criteria, quantitative or qualitative, relied upon by the Compensation Committee in evaluating individual performance. The relationship between our Chairman’s compensation and that payable to the other NEOs officers reflects the Compensation Committee’s assessment of Mr. Dansker’s extensive role in the execution of the Company’s business strategy relative to that of the other NEOs. The Compensation Committee bases its determinations on careful assessment of each individual’s current role within the Company, rather than on any established policies or practices regarding compensation of the NEOs.

We believe that the aggregate compensation paid to each of our executive officers in 2012 is consistent with our overall compensation objectives and policies and has also enabled us to retain and motivate our management team. We also believe that the compensation restrictions under the CPP discussed earlier in this section have made and will continue to make it more difficult to recruit and retain executives for all financial institutions who are subject to such restrictions. Other than the recent increases to Mr. Olsen’s and Mr. Tonne’s annual base salaries, we have normally made only modest increases in the base salaries of NEOs. With respect to Mr. Olsen’s and Mr. Tonne’s salary increases, the Committee determined that an increase was warranted to reflect the significant increase in the duties and responsibilities for both individuals over the last two years, particularly as it relates to regulatory directives.

To help ensure our executive management team’s continued service to the Company, on January 24, 2013, our Board of Directors, based on the recommendation of its Compensation Committee, granted long-term restricted common stock awards to the NEOs as follows: Mr. Dansker: 100,000 shares (market value $450,000); Mr. Arvonio: 12,000 shares (market value $54,000); Mr. Olsen: 50,000 shares (market value $225,000); Mr. Helman: 10,000 shares (market value $45,000); and Mr. Tonne 10,000 shares (market value $45,000). Market value was based on the closing market price of our common stock on the grant date of $4.50 per share. Ownership of the shares vests in two installments, with two thirds vesting on the second anniversary of the grant date and the remaining one third on the third anniversary of the grant date, subject to the officer’s continued employment with us and subject to accelerated vesting upon the death or disability of the officer or upon a change in control of the Company. Upon vesting, the shares of stock will also be subject to restrictions on transfer until we repay all or a portion of the CPP investment held by the Treasury.

Report of the Compensation Committee of the Board of Directors

In accordance with its written charter, the Compensation Committee evaluated the performance of and recommended to the Board the compensation of our NEOs and the overall compensation structure for our NEOs and other senior management.

The Compensation Committee also reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with the NEOs and senior management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the above Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee certifies that it has reviewed with management our senior executive officer incentive compensation arrangements and has made reasonable efforts to ensure that such arrangements do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of our Company. The Compensation Committee performs this review at least every six months. Base salaries and long-term equity awards, which constituted nearly all of our executives’ total compensation during 2012, tend to discourage unnecessary risk-taking by executive officers.

In addition, annual cash bonuses (when permitted to be paid) and equity awards are normally determined at or shortly after the end of a calendar year at the discretion of the Committee, and the Committee can determine not to grant such forms of compensation if it determines that any executive has caused the Company to incur excessive risks. The equity awards are designed to focus our executives’ attention on the long-term interests of our Company. The Compensation Committee concluded that the overall compensation paid to our NEOs and other senior executives does not encourage unnecessary or excessive risk taking by those executives.

Compensation Committee: Wesley T. Wood (Chairman), Michael A. Callen, Paul R. DeRosa

Proposal Three: ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION.

As discussed in the section “Executive Compensation-Effects of Legislation and Regulation on Our Executive Compensation”, we are providing you, as holder of our common stock, with the opportunity to vote for or against the following resolution:

“RESOLVED, that our common stockholders approve, on an advisory basis, the compensation paid to our NEOs as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and in the tabular disclosures regarding our NEOs (together with accompanying narrative disclosures) in this proxy statement.”

This advisory vote is not intended to address any specific item of compensation, but rather the overall compensation paid to our NEOs and the compensation policies and practices described in this proxy statement.

Because the vote is advisory, it will not be binding upon the Company, our Board or our Compensation Committee, and may not be construed as overruling any decision made by the Board or our Compensation Committee. However, the Compensation Committee may, in its sole discretion, take into account the outcome of the vote when considering future compensation arrangements to our executives. We believe that our compensation policies and procedures are aligned with the long-term interests of our stockholders.

This proposal requires the affirmative vote of a majority of the votes cast at the meeting.

Our Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory basis, of the compensation paid to our Named Executive Officers.

Proposal Four: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON OUR EXECUTIVE COMPENSATION.

SEC regulations require most public companies to conduct a separate shareholder vote to determine how often a company will conduct shareholder compensation advisory votes (a so-called “say-on-frequency” proposal). As long as we are a participant in the CPP, we must hold a shareholder advisory vote on executive compensation every year, and therefore we have not yet been required to conduct a say-on-frequency vote. We are required to conduct a say-on-frequency vote at the first annual or other meeting of stockholders after we have repaid all of our obligations under TARP.

If we redeem our TARP Securities prior to the date of the Annual Meeting, as described above under “Proposal Two – Contingent Election of Additional Directors”, we will be required to conduct a say-on-frequency vote at the Annual Meeting. Once we are subject to these requirements, our stockholders will have an opportunity to cast an advisory vote on the frequency of future say-on-pay votes at least every six years.

In this vote, we are asking our stockholders to vote on whether future say-on-pay votes should occur every one year, every two years or every three years. You also may abstain from voting.

Our Board of Directors understands that there are different views as to what is an appropriate frequency for advisory votes on NEO compensation. After careful consideration, our Board has determined that an annual vote on NEO compensation will allow our stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in our proxy statement each year. This is also consistent with our past practice as a participant in the CPP. We recognize that our stockholders may have different views as to the beast approach for our Company, and we therefore look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on our executive compensation.

Because this vote is advisory, it will not be binding on the Company, the Board of Directors or its Compensation Committee, and may not be construed as overruling any decision made by the Board or the Compensation Committee. However, the Compensation Committee may, in its sole discretion, take into account the outcome of this vote in determining the frequency of future say-on-pay votes.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: every one year, every two years, every three years, or abstain. The outcome of this vote will be determined by a plurality of the votes cast. This means that the frequency that receives the most affirmative votes will be the frequency approved by the Company’s stockholders. Notwithstanding the results of this vote, if we do not redeem or otherwise purchase our TARP Securities before the date of the Annual Meeting, we will still be subject to EESA as of the date of the Annual Meeting, including its requirement to hold annual advisory votes on executive compensation.

Unless authority to so vote is withheld, the persons named in the proxy card intend to vote shares as to which proxies are received in favor of conducting an advisory vote on executive compensation every ONE YEAR.

Our Board of Directors unanimously recommends that you vote “FOR” conducting an advisory vote on our Named Executive Officer Compensation every “ONE YEAR.”

EXECUTIVE SUMMARY COMPENSATION TABLE

The following table sets forth information concerning all compensation awarded to, earned by or paid to our principal executive and financial officers and our three other most highly compensated executive officers, collectively referred to as “named executive officers”, or “NEOs” in this proxy statement, for all services rendered in all capacities to us and our subsidiaries during each of the past three fiscal years.

Name and Principal Position	Year	(1) Salary	(2) Stock Awards	(3) Stock Option Awards	(4) All Other Compensation	Total

Lowell S. Dansker, Chairman and Chief Executive Officer	2012	$1,119,926	$290,000	—	$ 10,000	$1,419,926
	2011	$1,034,684	—	—	$121,800	$1,156,484
	2010	$989,860	$235,000	—	$114,800	$1,339,660

John J. Arvonio, Chief Financial and Accounting Officer	2012	$261,538	$29,000	—	$ 10,000	$300,538
	2011	$243,900	—	—	$ 9,360	$253,260
	2010	$241,120	$23,500	—	$ 9,645	$274,265

Keith A. Olsen, President - Intervest National Bank	2012	$510,230	$145,000	—	$ 10,000	$665,230
	2011	$383,048	—	—	$ 9,800	$392,848
	2010	$381,634	$117,500	—	$ 9,800	$508,934

Stephen A. Helman, Vice President and Secretary	2012	$282,462	$29,000	—	$ 10,000	$321,462
	2011	$257,740	—	—	$ 9,800	$267,540
	2010	$257,740	$58,750	—	$ 9,800	$326,290

Robert W. Tonne, Chief Credit Officer - Intervest National Bank	2012	$166,875	$14,500	—	$ 6,675	$188,050
	2011	$125,000	—	$3,507	$ 2,500	$131,007
	2010	$88,051	$7,050	$2,574	—	$97,675

(1)	This column includes base salary, vacation pay and, in the case of Mr. Dansker, an expense allowance.
(2)	Information on stock awards is as follows:

For 2012, awards of restricted common stock were made on January 19, 2012 as follows: Mr. Dansker: 100,000 shares; Mr. Arvonio: 10,000 shares; Mr. Olsen: 50,000 shares; Mr. Helman: 10,000 shares; and Mr. Tonne: 5,000 shares.

For 2010, awards of restricted common stock were made on December 9, 2010 as follows: Mr. Dansker: 100,000 shares; Mr. Arvonio: 10,000 shares; Mr. Olsen: 50,000 shares; Mr. Helman: 25,000 shares; and Mr. Tonne: 3,000 shares.

The dollar amounts reflect the fair value of the awards on the grant date, in accordance with FASB ASC Topic 718 for financial reporting purposes. Fair value as reported in the table is calculated by multiplying the number of shares awarded by the closing price of the common stock on the grant date, which was $2.90 and $2.35 per share, respectively. For additional information as to the assumptions made in valuation, see note 13 to the consolidated financial included in our 2012 Annual Report on Form 10-K. Amounts shown in the table are based on the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that may be recognized by the NEOs.

All of the above restricted common stock awards were unvested at December 31, 2012 and they will vest at various times thereafter in accordance with a pre-determined vesting schedule as defined in the award agreements, provided that the officer provides substantial services and remains in continuous employment with us. Ownership may vest earlier upon the NEO’s death or disability or upon a change in control of the Company as defined in the award agreements. See the section “Executive Compensation” in this proxy statement under the sub-heading “Summary” for a discussion of restricted stock awards granted in January 2013, which are not reflected in the table above.

(3)	Information on option awards is as follows:

Mr. Tonne: 1,800 options to purchase common stock at a price of $3.00 per share were awarded to him on December 9, 2010 and 2,100 options to purchase common stock at a price of $2.55 per share were awarded to him on December 8, 2011. Both of these awards were made prior to Mr. Tonne becoming an NEO. At December 31, 2012, 1,900 options were vested and exercisable. All the options awarded expire upon the earlier of 10 years following the date of grant or one year following the date Mr. Tonne ceases to be our employee by reason of disability or death, or 90 days after his employment terminates if such termination is for a reason other than his death or disability. The value of the option awards presented is calculated by multiplying the number of options awarded by the estimated fair value of each option (which was estimated to be $1.43 for the 2010 grant and $1.67 for the 2011 grant). The value of each option was calculated pursuant to the Black-Scholes option valuation formula. The assumptions utilized in the calculation are set forth in note 13 to the consolidated financial statements included in our 2012 Annual Report on Form 10-K.

(4)	Includes board and committee meeting fees for Mr. Dansker of $112,000 in 2011 and $105,000 in 2010, when he was eligible to receive such fees. The remaining amounts in this column represent matching contributions made by us to each NEO’s account in our 401(k) plan.

STOCK OPTION EXERCISES, GRANTS AND OUTSTANDING EQUITY AWARDS

Option Exercises and Stock Vested

There were no options exercised in 2012 by any of our NEOs or shares of restricted stock held by our NEOs that vested in 2012.

Grants of Plan-Based Awards

On January 19, 2012, our Board of Directors, upon recommendation of its Compensation Committee, approved long-term restricted common stock awards to our NEOs pursuant to the Company’s stockholder-approved 2006 Long Term Incentive Plan as follows:

Name	Shares of Restricted Stock (1)	Grant Date Market Value (2)
Lowell S. Dansker	100,000	$290,000
John J. Arvonio	10,000	29,000
Keith A. Olsen	50,000	145,000
Stephen A. Helman	10,000	29,000
Robert W. Tonne	5,000	14,500

	175,000	$507,500

(1)	Awards vest in two installments, with two thirds vesting on January 19, 2014 and the remaining one third vesting on January 19, 2015, subject to the participant’s continued employment with the Company and subject to accelerated vesting upon the death or disability of the participant or upon a change in control of the Company as defined in the award agreement. Upon vesting, the shares will also be subject to transfer restrictions per the CPP rules for so long as the Company remains subject to EESA.
(2)	Market value was based on the closing market price of our common stock on the grant date of $2.90 per share.

Outstanding Equity Awards at Year-End

The tables below summarize option and stock awards outstanding at December 31, 2012 and held by our NEOs.

Name	Grant Date	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
		Exercisable	Not Exercisable (1)
Lowell S. Dansker	Dec 13, 2007	18,600	—	$17.10	Dec 13, 2017
	Dec 11, 2008	18,600	—	7.50	Dec 11, 2018

John J. Arvonio	Dec 13, 2007	5,670	—	17.10	Dec 13, 2017
	Dec 11, 2008	5,700	—	7.50	Dec 11, 2018

Keith A. Olsen	Dec 13, 2007	12,000	—	17.10	Dec 13, 2017
	Dec 11, 2008	12,000	—	7.50	Dec 11, 2018

Stephen A. Helman	Dec 13, 2007	10,770	—	17.10	Dec 13, 2017
	Dec 11, 2008	10,770	—	7.50	Dec 11, 2018

Robert W. Tonne	Dec 9, 2010	1,200	600	3.00	Dec 9, 2020
	Dec 8, 2011	700	1,400	2.55	Dec 8, 2021

		96,010	2,000

(1)	Mr. Tonne’s options vest as follows: 600 options on December 9, 2013 and 700 options on December 8 2013 and 2014.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (1) (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)
Lowell S. Dansker	Dec 9, 2010	100,000	$ 389,000
	Jan 19, 2012	100,000	389,000
John J. Arvonio	Dec 9, 2010	10,000	38,900
	Jan 19, 2012	10,000	38,900
Keith A. Olsen	Dec 9, 2010	50,000	194,500
	Jan 19, 2012	50,000	194,500
Stephen A. Helman	Dec 9, 2010	25,000	97,250
	Jan 19, 2012	10,000	38,900
Robert W. Tonne	Dec 9, 2010	3,000	11,670
	Jan 19, 2012	5,000	19,450

		363,000	$1,412,070

(1)	The 2010 grants vest 100% on December 9, 2013.
(2)	The 2012 grants vest 67% on January 19, 2014 and 33% on January 19, 2015.
(3)	Market value was based on the closing market price of our common stock on December 31, 2012 of $3.89 per share.

Equity Compensation Plans

The following table summarizes information about our equity compensation plans at December 31, 2012.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans, excluding securities in column (a)
	(a)	(b)	(c)
Plans Approved by stockholders:
2006 Long Term Incentive Plan	386,240	$8.91	331,460	(1)
Plans not approved by stockholders	None	None	None

(1)	At January 31, 2013, after taking into consideration incentive awards made on January 24, 2013 to the Company’s executive officers, directors and other officers and employees of its subsidiary, the number of securities remaining available for future issuance under the 2006 Long Term Incentive Plan was 760.

EMPLOYMENT AGREEMENTS

Mr. Lowell S. Dansker, our Chairman, has a ten-year employment and supplemental benefits agreement with us that expires on June 30, 2014 unless terminated earlier by him upon 30 days’ prior notice. Pursuant to the agreement, his annual base salary as of July 1, 2012, is $1,063,889 and is subject to annual increases effective July 1st of each year of the term of the agreement based on various criteria, but no less than 6% per year. In addition to his base salary, Mr. Dansker is entitled to receive cash bonuses or incentive compensation as awarded by our Board of Directors so long as such awards or payments are not prohibited by reason of our participation in the CPP. He is also eligible to participate in our employee benefit programs and is entitled to five weeks paid vacation.

Mr. Dansker’s employment agreement also entitles him to an expense account, currently amounting to $1,098 per month, or $13,068 per annum, which increases annually each July 1st in the same proportion as the increase in his base salary for such year. We have agreed with him that such amount is a reasonable estimation of normal recurring expenses (other than travel expenses) likely to be incurred by Mr. Dansker in performing his duties for us and he is not required to account for those expenses. He is also entitled to an unlimited use of a car at our expense, reimbursement of travel expenses incurred by him in the performance of duties for us or our subsidiaries or affiliated entities, including travel in connection with attendance at conventions, trade associations and similar meetings. Mr. Dansker’s employment agreement also requires that we provide him with an office at our offices in New York City, which he can use in connection with his duties as our Chairman and for any other purposes as he may determine at no cost to him. Upon the expiration of the agreement, we are obligated to continue to provide Mr. Dansker with an office for a period of two years at our cost. If we cease to maintain our offices in Midtown Manhattan, City of New York, then Mr. Dansker will be entitled to an amount from us, as reasonably determined by him, reflecting the cost of an office and secretarial services in New York City. Mr. Dansker will also be entitled to an unlimited use of a car at our expense for a period of two years following the expiration of the agreement.

Mr. Dansker’s employment agreement also contains certain other provisions, including disability and death benefits and indemnification. In the event of Mr. Dansker’s disability, as defined in the agreement, or death, we will pay to Mr. Dansker’s wife or his estate, as applicable, a specified amount over a period equal to the greater of (i) three years, and (ii) the number of months remaining in the stated term of the agreement. The specified amount is equal to a percentage, 50% in the case of disability and 25% in the case of death, of Mr. Dansker’s monthly base salary had the agreement continued in force and effect.

This amount (or the balance of any remaining amount if monthly payments have previously commenced due to disability) will, in the case of death, be paid to Mr. Dansker’s estate in a lump sum and will, for these purposes, be calculated on the basis of annual base salary increases at the rate of 6%. Subject to certain exceptions, we have agreed to indemnify Mr. Dansker to the fullest extent permitted by law against all losses, claims, damages or liabilities, including legal fees, disbursements, and any other expenses incurred in investigating or defending against any such loss, claim, damage or liability.

We currently do not have employment agreements with Mr. Olsen, Mr. Arvonio, Mr. Helman or Mr. Tonne. On January 24, 2013, our Board of Directors, upon the recommendation of its Compensation Committee, approved annual base salaries for these executive officers effective February 1, 2013 as follows: Mr. Olsen, $570,000; Mr. Arvonio, $275,000; Mr. Helman, $285,000; and Mr. Tonne, $195,000. These officers are also entitled to reimbursement of expenses incurred in the performance of their duties, medical and life insurance benefits, and such other incentive compensation or benefits as may from time to time be awarded by the Board of Directors so long as such awards or payments are not prohibited by reason of our participation in the CPP. Also, on January 24, 2013, as discussed elsewhere in this proxy statement, the Compensation Committee approved grants of long-term restricted stock awards to the NEOs.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As described in the previous section, our Chairman is entitled to certain benefits upon termination of his employment and/or his disability or death. The maximum potential payments that would have been payable to him as of December 31, 2012, upon designated situations outlined in his employment agreement, have been estimated and set forth in the table below. We currently have no formal policy, plan or arrangement for payments to our remaining NEOs in connection with their termination of employment. However, we may in the future provide on a discretionary basis for similar payments depending on various factors we then consider relevant and if we believe it is in the Company’s best interests to do so.

Under the terms of our 2006 Long Term Incentive Plan, unless otherwise stated in a specific award agreement, upon the occurrence of a change of control of the Company (as that term is defined in the plan) or if the NEO’s employment terminates because of death or disability, all outstanding unvested stock options then held by the NEO will become fully exercisable and all unvested restricted stock awards shall also be fully earned and vested. The intrinsic value of these awards as of December 31, 2012 is shown in the table below. Our NEOs are also entitled to receive benefits generally available to all of our employees upon termination of employment, such as distributions of their vested Company-matching contributions from our 401(k) Plan and payment of earned and unused vacation time, and in the case of death, life insurance benefits (up to a maximum of $150,000) from a third-party insurance provider, the amounts of which are not shown in the table below.

The amounts shown in the following table assume that our NEOs terminated employment with us effective December 31, 2012 as per the scenarios denoted in the table.

Name	Termination Scenario	Total Value	Severance/Benefits Payable		Long Term Incentive Plan
					Stock Options (1)	Restricted Stock (2)
Lowell S. Dansker	Voluntary/For Cause	$1,934,000	$1,934,000	(3)	—	—
	Disability	$2,522,000	$1,744,000		—	$778,000
	Retirement	—	—		—	—
	Death	$1,650,000	$872,000		—	$778,000
	Not For Cause	$1,934,000	$1,934,000	(3)	—	—
	Change in Control	$2,712,000	$1,934,000	(3,4)	—	$778,000

John J. Arvonio	Disability/Death/Change in Control	$77,800	—		—	$77,800

Keith A. Olsen	Disability/Death/Change in Control	$389,000	—		—	$389,000

Stephen A. Helman	Disability/Death/Change in Control	$136,150	—		—	$136,150

Robert W. Tonne	Disability/Death/Change in Control	$35,536	—		$4,416	$31,120

(1)	All stock options held by our NEOs are detailed in the section “Outstanding Equity Awards at Year-End”. Additionally, based on the closing price of our common stock on December 31, 2012 of $3.89 per share, all of those options had no intrinsic value, except for those options held by Mr. Tonne.
(2)	The amounts reported reflect the value of unvested stock awards held by the NEOs as of December 31, 2012 (which would automatically vest per the termination scenario), based on the closing price of our common stock on December 31, 2012 of $3.89 per share. Such amounts exclude the value of unvested restricted stock granted on January 24, 2013 as follows: Mr. Dansker: 100,000 shares or $389,000; Mr. Arvonio: 12,000 shares or $46,680; Mr. Olsen: 50,000 shares or $194,500; Mr. Helman: 10,000 shares or $38,900; and Mr. Tonne: 10,000 shares or $38,900.
(3)	Represents required payments through the remaining term of Mr. Dansker’s employment agreement, which is scheduled to expire on June 30, 2014.
(4)	Assumes Mr. Dansker’s employment was terminated, other than for death or disability, in connection with such change in control.

Proposal Five: TO APPROVE THE 2013 EQUITY INCENTIVE PLAN.

The Board of Directors is asking stockholders to approve the 2013 Equity Incentive Plan (the “Plan”). Long-term incentives have been a critical component of our compensation programs and are intended to reward our employees for long-term sustained performance that is aligned with stockholder interests. The Board of Directors approved the Plan for grants of restricted stock, stock options and other forms of incentive compensation to our officers, employees and directors. The Plan was adopted on February 28, 2013, subject to stockholder approval.

Approval of the Plan is needed to replenish the pool of shares available for the grant of stock-based compensation. As was previously indicated in this proxy statement, only 760 shares remain available as of January 31, 2013 for grant under our 2006 Long Term Incentive Plan. If stockholder approval is not obtained, we will not be able to grant equity awards after those shares are depleted.

The Plan incorporates key corporate governance practices, including the following:

•	Limits the number of shares available to 750,000, which represents approximately 3.4% of our issued and outstanding common shares as of March 28, 2013;

•	Minimum three-year vesting for option awards;

•	The price of any option may not be altered or repriced without stockholder approval;

•	Discounted stock options and stock appreciation rights are prohibited;

•	Reload options are not permitted;

•	Performance goals may be imposed on grants;

•	No ability of participants to receive dividend payments with respect to restricted stock until the shares are vested;

•	Liberal share counting is not permitted;

•

Payment of the exercise price or applicable taxes made by delivery of shares, or withholding of shares, in satisfaction of a participant’s obligation, will not result in additional shares becoming available for subsequent awards under the Plan;

•	It is administered by a committee of independent directors;

•	Qualifies performance incentive awards as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

The Plan is being submitted to the stockholders for approval in order to comply with the applicable requirements of The NASDAQ Stock Market, Inc. and to qualify certain awards made to certain officers as deductible for federal income tax purposes under section 162(m) of the Code. Stockholder approval is also necessary under the federal income tax rules applicable to incentive stock options.

The Board of Directors believes equity compensation is an important component of our compensation programs. Our ability to attract, retain and motivate top quality employees is material to our success, and we believe we can better achieve these objectives with grants made under the Plan. In addition, our Board of Directors believes that the interests of both our Company and our stockholders are advanced by affording our employees, officers and directors the opportunity to acquire or increase their proprietary interests in our Company.

Significant Features of the Plan:

The following is a summary of certain significant features of the 2013 Equity Incentive Plan. The information which follows is subject to, and qualified in its entirety by reference to, the Plan document, which is attached to this proxy statement as Appendix A. We urge you to read the Plan in its entirety.

Awards that may be granted include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards. These awards offer the Company’s officers, employees and directors the possibility of future value, depending on the long-term price appreciation of the Company’s common stock and the award holder’s continuing service with the Company.

Stock options give the option holder the right to acquire from the Company a designated number of shares of common stock at a purchase price that is fixed upon the grant of the option. The exercise price will be not less than the market price of the common stock on the date of grant. Stock options granted may be either tax-qualified stock options (so-called “incentive stock options”) or non-qualified stock options.

Stock appreciation rights (“SARs”), which may be granted alone or in tandem with options, have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. Again, the exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the Plan, holders of SARs may receive this payment – the appreciation value – either in cash or shares of common stock valued at the fair market value on the date of exercise. The form of payment will be determined by the Company.

Restricted shares are shares of common stock awarded to participants at no cost. Restricted shares are forfeitable and non-transferable until the shares vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded.

The Plan also provides for performance compensation awards, representing the right to receive a payment, which may be in the form of cash, shares of common stock, or a combination, based on the attainment of pre-established goals.

As discussed elsewhere in this proxy statement, as a result of its participation in the CPP, the Company is subject to certain compensation limitations. Among other things, it is prohibited from providing cash bonuses or long-term incentive compensation to its five most highly compensated officers, except for certain amounts of restricted stock. As a result and for so long as the Company is a participant in the CPP, the only awards that may be made to our NEOs are grants of restricted stock. The amount of these awards is limited to one third of the executive’s total annual compensation, and the grant must have a minimum two-year vesting requirement and must prohibit transfers of the shares until the CPP investment has been repaid to the Treasury. We have complied with such restrictions when granting restricted stock awards.

All of the permissible types of awards under the Plan are described in more detail as follows:

Purposes of Plan: The purposes of the Plan are to: attract and retain officers, employees and directors for the Company and its subsidiary; motivate them by means of appropriate incentives to achieve long-range goals; provide incentive compensation opportunities; and further align their interests with those of the Company’s stockholders through compensation that is based on the Company’s common stock.

Administration of the Plan: Administration of the Plan is entrusted to the Compensation Committee of the Board of Directors (the “Committee”). Among other things, the Committee has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The Committee has authority to establish, amend and rescind rules and regulations relating to the Plan.

Receipt of Allocation of New Plan Benefits: The Committee has not yet made any specific allocation of the shares or other awards that would be available for issuance under the Plan if the Plan is approved by stockholders, and therefore it is not possible to determine the benefits or amounts that will be received by or allocated under the Plan to the NEOs or to any other individuals. The Committee will consider in the future whether or not to make awards to any or all Plan participants.

The benefits to be received by the Company’s executive officers (including the NEOs), non-employee directors, and employees under the Plan are not currently determinable because, under the terms of the Plan, grants are in the discretion of the Committee and the value of each grant will depend on the market price of the Company’s common stock on the date of grant. Examples of how the Committee has made equity grants to NEOs in the past three fiscal years can be found in the “Executive Summary Compensation Table” and the “Grants of Plan-Based Awards” table in the “Executive Compensation” section of this proxy statement, and equity grants made to the NEOs in January 2013 are discussed under the caption “Compensation Discussion & Analysis”. In addition, the Company has historically made grants of restricted stock or stock options to non-employee directors as compensation for their service as directors, as discussed under the caption “Director Compensation.”

Eligible Recipients: Persons eligible to receive awards under the Plan will be those officers, employees and directors of the Company and its subsidiary who are selected by the Company’s Board of Directors or the Committee of the Board administering the Plan. At March 28, 2013, approximately 85 individuals were eligible to participate in the Plan.

Shares Available Under the Plan: The maximum number of shares of our common stock that may be delivered to participants under the Plan is 750,000, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. Shares subject to an award under the Plan for which the award is canceled, forfeited or expires again become available for grants under the Plan. Shares subject to an award that is settled in cash will not again be made available for grants under the Plan. The maximum number of shares that may be covered by awards to any single individual in any year is 200,000 and the maximum cash payment that can be made to any individual for any single or combined performance goals for any performance period is $1,000,000.

Stock Options:

General. Subject to the provisions of the Plan, the Committee has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the Committee may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning 10% or more of the Company’s voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the Committee at the time of the grant. The option must be exercised by notice to the Company, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the Committee, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the Committee at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of 10% or more of the Company’s voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with the Company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the Committee and reflected in the grant evidencing the award.

Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.

Stock Appreciation Rights: Awards of stock appreciation rights or “SARs” may be granted alone or in tandem with stock options. SARs provide the holder with the right, upon exercise, to receive a payment, in cash or shares of stock, having a value equal to the excess of the fair market value on the exercise date of the shares covered by the award over the exercise price of those shares. Essentially, a holder of a SAR benefits when the market price of the common stock increases, to the same extent that the holder of an option does, but, unlike an option holder, the SAR holder need not pay an exercise price upon exercise of the award.

Stock Awards: Stock Awards can also be granted under the Plan. A stock award is a grant of shares of common stock or of a right to receive shares in the future. These awards will be subject to such conditions, restrictions and contingencies as the Committee shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.

Cash Awards: A cash award is an award that may be in the form of cash or shares of common stock or a combination, based on the attainment of pre-established performance goals and other conditions, restrictions and contingencies identified by the Committee.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the Committee. In the event of various changes to the capitalization of the Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the Committee to the number of shares covered by outstanding awards or to the exercise price of such awards. The Committee is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of the Company, including acceleration of vesting. Except as otherwise determined by the Committee at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, the Company is permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our Board also has the authority, at any time, to discontinue the granting of awards. The Board also has the authority to alter or amend the Plan or any outstanding award or may terminate the Plan as to further grants, provided that no amendment will, without the approval of the Company’s stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the Plan, change the persons eligible for awards under the Plan, extend the time within which awards may be made, or amend the provisions of the Plan related to amendments. No amendment that would adversely affect any outstanding award made under the Plan can be made without the consent of the holder of such award.

Federal Income Tax Consequences of Awards: The following is based on current laws, regulations and interpretations, all of which are subject to change. It does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. In general, the grant of a stock option will not be a taxable event to the recipient and will not result in a tax deduction to the Company. The tax consequences resulting from an exercise of a stock option and the subsequent disposition of the shares acquired upon the exercise depends, in part, on whether the option is an incentive stock option or a non-qualified stock option.

Upon the exercise of a non-qualified stock option, the holder will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares received upon exercise over the exercise price (the “spread”). The Company will be able to claim a tax deduction for this spread, provided it satisfies compensation reporting requirements under the Code and is not otherwise precluded from taking a deduction because of Section 162(m) deduction limitations described below. Any gain or loss upon the subsequent sale or exchange of the shares by the holder will be capital gain or loss, long term or short term, depending upon the holding period for the shares.

Upon the exercise of an incentive stock option, a holder will generally not recognize taxable income at the time of exercise and no tax deduction will be available to the Company, provided the option is exercised when the holder is an employee of the Company or, in certain circumstances, within a limited time thereafter. The difference between the exercise price and the fair market value of the shares on the date of exercise is treated by the holder as an item of adjustment for purposes of the alternative minimum tax. If the shares acquired upon an exercise of an incentive stock option are subsequently sold by the holder and such sale takes place after the statutory “holding period” (which is the later of two years from the date of grant or one year after the date of exercise), the gain or loss realized will be the difference between the sales price and the exercise price and will be treated as a long term capital gain or loss. If the sale takes place prior to expiration of the holding period, the holder of the shares will recognize ordinary income at the time of sale equal to the spread and the Company will be entitled to a tax deduction in equal amount. The remaining gain to the holder, if any, will be capital gain, either long term or short term.

Stock Appreciation Rights. No taxable income will be realized by a recipient in connection with the grant of a SAR. Generally, when the holder of a SAR exercises the SAR, the amount of cash or the fair market value of the shares received upon exercise will be ordinary compensation income to the holder and the Company will be entitled to a corresponding tax deduction, subject to Section 162(m).

Restricted Shares. An award of restricted shares, like the grant of an option, is not taxable to the recipient. The holder of restricted shares generally will recognize ordinary compensation income at the time the restrictions on the shares lapse, which is the vesting date thereof, based on the fair market value of the Company’s shares on that date. Subject to the Section 162(m) limitations, this amount is deductible for federal income tax purposes by the Company. Dividends paid with respect to restricted shares prior to vesting will be taxable as ordinary compensation income to the holder (not as “qualifying dividends”) and will be deductible by the Company. A holder of restricted shares may elect under Section 83(b) of the Code, in lieu of the treatment described above, to take immediate recognition of income at the time the shares are received. In that event, the holder will recognize ordinary compensation income equal to the fair market value of the shares at the date of grant, which amount will be deductible by the Company, and dividends subsequently paid to the holder with respect to the shares will be taxable to the holder as “qualifying dividends” and will not be deductible by the Company.

Other Awards. Cash awards are generally taxable as ordinary compensation income in the year of receipt and will be deductible as such by the Company. Restricted stock units, deferred cash awards and other types of deferred awards are subject to Section 409A of the Code regarding non-qualified deferred compensation Plans. The Company intends to use reasonable efforts to design any such awards in a manner that avoids Section 409A or that complies with Section 409A.

Potential Limitation on Company Deductions. The Company will generally be entitled to a tax deduction in connection with awards in an amount equal to the ordinary income recognized by a recipient and at the time the recipient realizes such income, subject to Section 162(m) limitations of the Code, as discussed elsewhere in this proxy statement.

Recognition of Compensation Expense. In accordance with Statement of Financial Accounting Standards No.123R, “Share-Based Payment,” the Company is required to recognize compensation expense in its income statement for the grant-date fair value of stock options and other equity-based compensation issued to its employees and directors, the amount of which can only be determined at the time of grant.

The affirmative vote of a majority of the votes cast on the proposal to approve the 2013 Equity Incentive Plan at a meeting at which a quorum is present, either in person or by proxy, is required for approval of the proposal.

Our Board of Directors unanimously recommends that you vote “FOR” the approval of the 2013 Equity Incentive Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

Proposal Six: RATIFICATION OF APPOINTMENT OF AUDITOR.

The Audit Committee of our Board of Directors has appointed the firm of Hacker, Johnson & Smith, P.A., P.C. (“Hacker Johnson”) an independent registered public accounting firm, to serve as independent auditor for us and our subsidiary for the year ending December 31, 2013. Such firm also served as our independent auditor for the year ending December 31, 2012 and has served in this capacity for as long as we have been a public company.

In making its determination to appoint Hacker Johnson as independent auditor, the Audit Committee considered and determined that the provision of non-audit services as described below is compatible with maintaining Hacker Johnson’s independence to us. In fulfilling its oversight responsibility of reviewing the services performed by the independent auditor, the Audit Committee carefully reviewed the policies and procedures for the engagement of the independent auditor. The Audit Committee also discussed with the independent auditor the overall scope and plans for the audit, the results of its audit and total fees paid by us and our subsidiary to the independent auditor.

Hacker Johnson has advised us that neither the firm nor any of its associates has any relationship with us or our subsidiary other than the usual relationship that exists between independent public accountants and clients. Representatives from Hacker Johnson are not expected to be present at the Annual Meeting and therefore our independent auditor will not have the opportunity to make a statement or be available to respond to questions at the Annual Meeting.

While we are not required to do so, we are submitting the selection of Hacker Johnson to serve as our independent auditor for the year ending December 31, 2013 for ratification in order to ascertain the views of our stockholders on this appointment. If this selection is not ratified, the Audit Committee will reconsider its appointment and make such determination as it believes to be in our and our stockholders’ best interest.

Our Board of Directors unanimously recommends that you vote “FOR” ratification of the appointment of Hacker Johnson to serve as our independent auditor for 2013.

Other Matters

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by our independent auditor and the estimated fees for these services. In order to furnish to us the services described below by our independent auditor, 100% of time expended by them involved work performed by persons who were the independent auditor’s full-time, permanent employees.

Auditor Fees and Services

The following table summarizes fees billed for services rendered by our independent auditor during the past two years.

	2012	2011
Audit fees (1)	$168,500	$164,500
Tax fees (2)	18,500	18,500

Total	$187,000	$183,000

(1)	Consist of fees for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, including audit work related to reporting on internal controls, and for the review of our quarterly consolidated financial statements included in our quarterly reports on Form 10-Q.
(2)	Consist of fees for the preparation of our annual income tax returns and additional work associated with income tax audits.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and the holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of such forms and written representations by the persons required to file these reports, all filing requirements of Section 16(a) were satisfied for 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have written procedures for reviewing related party transactions between us or our subsidiary and our directors, executive officers, their immediate family members and entities with which they have a position or relationship. These procedures require Audit Committee approval of such transactions and are intended to determine whether any such transaction impairs the independence of a director or presents a conflict of interest. The guidelines require that such transactions be on terms comparable to those that could be obtained in an arms’ length dealing with an unrelated party.

Our subsidiary has in the past and may in the future enter into various loan and other banking transactions in the ordinary course of business with our directors and executive officers (or associates of such persons). All such transactions: (i) are made in the ordinary course of business, (ii) are made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with unrelated persons, and (iii) do not involve more than the normal risk of collectability or present other unfavorable features. There were no loans outstanding or made to any of our directors or executive officers during the year ended December 31, 2012.

Our directors and entities affiliated with certain of our directors have in the past and may in the future participate in mortgage loans originated by our subsidiary or us. Such participations are on substantially the same terms as would apply for comparable transactions with other persons and the interest of the participants in the collateral securing those loans is pari passu with such subsidiary. There were no such transactions outstanding or made during the year ended December 31, 2012. Our subsidiary has deposit accounts aggregating to approximately $2.0 million at December 31, 2012 from our directors, executive officers and members of their immediate families and related business interests, all of which are on the same terms as those made available to non-affiliates.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Requirements for Stockholder Proposals to be considered for inclusion in our Proxy Materials. Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in the proxy materials relating to our 2014 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and proposals must be received by us no later than December 16, 2013. Such proposals should be delivered to the Secretary, Intervest Bancshares Corporation, One Rockefeller Plaza (Suite 400), New York, New York 10020.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. Except in the case of proposals made in accordance with Rule 14a-8 and for stockholder nominations to our Board of Directors, which are governed by the procedures for director nominations described under the caption “Corporate Governance” in this proxy statement, for proposals to be considered at an annual meeting of ours, our bylaws require that the stockholder must have given notice thereof in writing to our Secretary not less than 90 nor more than 120 days in advance of the date of our proxy statement in connection with the immeditately preceding annual meeting of stockholders.

To be timely for the 2014 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by our Secretary on or after December 16, 2013 and prior to January 16, 2014. A stockholder’s notice to the Secretary must set forth, as to each matter the stockholder proposes to bring before the 2014 Annual Meeting, the information required by our bylaws.

The proxy solicited by our Board of Directors for the 2014 Annual Meeting will confer discretionary authority to vote (i) on any proposal presented by a stockholder at that meeting for which we have not been provided with notice on or before March 1, 2014, and (ii) on any other proposal (notwithstanding timely notice) made in accordance with our bylaws, if the proxy statement briefly describes the matter and how management will direct the proxy holders to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) of the Securities Exchange Act of 1934.

OTHER MATTERS

As of the date of this proxy statement, our Board of Directors does not know of any business to be brought before the meeting other than as specified above. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in such manner as may be determined by a majority of our Board of Directors or its Executive Committee.

By Order of the Board of Directors,

/s/ Stephen A. Helman
Stephen A. Helman, Secretary

Dated: April 15, 2013

Copies of our 2012 Annual Report on Form 10-K as filed with the Securities and Exchange Commission are included in this mailing to stockholders. Additional copies may be obtained without charge to beneficial owners of our common stock by written request directed to:

Intervest Bancshares Corporation

Attention: Secretary

One Rockefeller Plaza (Suite 400)

New York, New York 10020.

Telephone inquiries should be directed to (212) 218-2800. In addition, our 2012 Annual Report on Form 10-K (with exhibits) is available on the Securities and Exchange Commission’s website (www.sec.gov) and at our website (www.intervestbancsharescorporation.com).

APPENDIX A

INTERVEST BANCSHARES CORPORATION

2013 EQUITY INCENTIVE PLAN

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Intervest Bancshares Corporation 2013 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Intervest Bancshares Corporation, a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options,(b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant:(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:(a) malfeasance in office;(b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) wilful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” (a) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such Person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock; (b) One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation; (c) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or (d) One Person (or more than one Person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $1.00 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Intervest Bancshares Corporation, a Delaware corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of IRC Section 424. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means: (a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) may include any one or more of the following: (a) net income; (b) earnings per share; (c) return on average equity; (d) tangible common equity or return on tangible common equity; (e) return on average assets; (f) economic value added; (g) “efficiency ratio”; (h) non-interest income to total revenue ratio; (i) net interest margin; (j) revenues; (k) credit quality measures (including non-performing asset ratio, net charge-off ratio, and reserve coverage of non-performing loans); (l) risk measures; (m) net operating profit; (n) loan growth; (o) deposit growth; (p) non-interest income growth; (q) total shareholder return; (r) market share; (s) productivity ratios; (t) interest income; (u) pre-tax pre-provision, which is pre-tax income on a tax equivalent basis adjusted for: provision expense, security gains and losses, and amortization of intangibles; or (v) other strategic milestones based on objective criteria established by the Committee.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan” means this Intervest Bancshares Corporation Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k) to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(m) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(n) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments;

(o) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification affects a repricing, shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, a total of 750,000 shares of Common Stock shall be available for the grant of Awards under the Plan; provided that, no more than 500,000 shares of Common Stock may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than Two Hundred Thousand (200,000) shares of Common Stock in the aggregate or any other Awards with respect to more than Two Hundred Thousand (200,000) shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.

4.4 Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Stockholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option that vests solely based on the continuous service of the Participant shall vest and therefore become exercisable no earlier than three (3) years after the Grant Date; provided that, such Option may vest with respect to no more than one third of the Option Shares after no less than one (1) year following the Grant Date. Each Option that vests based on the achievement of performance or other criteria shall vest and become exercisable no earlier than one (1) year after the Grant Date. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights

Each Stock Appreciation Right shall vest and therefore become exercisable no earlier than three (3) years after the Grant Date; provided that, such Stock Appreciation Right may vest with respect to no more than one third (1/3) of the shares after no less than one year following the Grant Date. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e) Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2 Restricted Awards.

(a) General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units

(i)	Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)	The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”), if so provided in the Award Agreement with respect to such grant of Restricted Stock Units.

(c) Restrictions

(i)	Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)	Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)	The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d) Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

(f) Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3 Performance Share Awards.

(a) Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b) Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4 Performance Compensation Awards.

(a) General

The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(b) Eligibility

The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c) Discretion of Committee with Respect to Performance Compensation Awards

With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula.

Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

(d) Payment of Performance Compensation Awards

(i)	Condition to Receipt of Payment

Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)	Limitation

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

(iii)	Certification

Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

(iv)	Use of Discretion

In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.

(v)	Timing of Award Payments

Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 [but in no event later than 2 1/2 months following the end of the [calendar/fiscal] year during which the Performance Period is completed].

(vi)	Maximum Award Payable

Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is two hundred thousand (200,000) shares of Common Stock or, in the event such

Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.4(a) shall be $1,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

8. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units.

(b) With respect to Performance Compensation Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in connection with such Change in Control. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3 and Section 14.13, no amendment shall be effective unless approved by the stockholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14. General Provisions.

14.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.8 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.10 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.11 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13 Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

14.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.15 Expenses. The costs of administering the Plan shall be paid by the Company.

14.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically on December 31, 2023. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company’s stockholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by stockholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

17. Choice of Law. The law of the State of New York shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Intervest Bancshares Corporation on February 28, 2013.

As approved by the stockholders of Intervest Bancshares Corporation on             , 2013.

PROXY

INTERVEST BANCSHARES CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Annual Meeting of Stockholders on Thursday, May 23, 2013

The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Lowell S. Dansker and Stephen A. Helman, or either of them, proxies of the undersigned, each with full power of substitution, to vote all shares of common stock of INTERVEST BANCSHARES CORPORATION (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 23, 2013 at 8:30 A.M. local time (the “Annual Meeting”), and at any adjournment or postponement thereof, as hereinafter specified with respect to the following proposals, more fully described in the Notice of and Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged.

The Board of Directors recommends a vote FOR the election of the eight nominees for director, FOR the contingent proposal to elect two additional nominees for director, FOR the approval of our executive compensation as disclosed in the proxy statement, FOR the frequency of every “ONE YEAR” on the proposal to approve the frequency of future advisory votes on our executive compensation, FOR the approval of our 2013 Equity Incentive Plan, and FOR the ratification of the appointment of our independent auditor for 2013.

PLEASE MARK VOTES AS IN THIS EXAMPLE ☒

1.	Election of Eight Directors;

Nominees:
	(1) Michael A. Callen		(2) Lowell S. Dansker
	(3) Paul R. DeRosa		(4) Stephen A. Helman
	(5) Wayne F. Holly		(6) Lawton Swan, III
	(7) Thomas E. Willett		(8) Wesley T. Wood

	FOR	WITHHELD	FOR	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and print the name(s) on the lines below.
	all nominees	for all nominees	ALL
	listed above	listed above	EXCEPT

	☐	☐	☐

2.	Election of Two Additional Directors;

Nominees:
	(1) C. Wayne Crowell		(2) Susan Roth Katzke

	FOR	WITHHELD	FOR	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and print the name(s) on the lines below.
	all nominees	for all nominees	ALL
	listed above	listed above	EXCEPT

	☐	☐	☐

3.	To approve, on an advisory basis, the compensation of our named executive officers as disclosed in theproxy statement;	For ☐	Against ☐	Abstain ☐

4.	To approve, on an advisory basis, the frequency of future advisory votes on our executive compensation;	Every ONE Year ☐ Every THREE years ☐		Every TWO Years ☐ Abstain ☐

5.	To approve our 2013 Long Term Incentive Plan; and	For ☐	Against ☐	Abstain ☐

6.	To ratify the appointment of Hacker, Johnson & Smith, P.A., P.C., as our independent auditor for 2013.	For ☐	Against ☐	Abstain ☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO, THREE, FIVE AND SIX, AND FOR EVERY ONE YEAR ON PROPOSAL FOUR, UNLESS A CONTRARY CHOICE IS SPECIFIED.

In addition, this proxy will be voted at the discretion of the proxy holder(s) in accordance with their best judgment upon any other matter which may properly come before the meeting or any adjournment or postponement of the meeting.

Signature	Date	Signature	Date

Important: Please date and sign your name as addressed. When signing as executor, administrator, trustee, guardian, etc., please give full title as such.

If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.

COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.